                                                                      EXHIBIT 25



                                 United States
                       Securities and Exchange Commission
                            Washington, D.C.  20549

 ----------------------------------------------------------------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
 ----------------------------------------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
 ----------------------------------------------------------------------------
                          THE HUNTINGTON NATIONAL BANK
              (Exact name of trustee as specified in its charter)


 ---------------------------------------------                       31-0966785
(Jurisdiction of incorporation or organization            (IRS Employer
if not a U.S. national bank)                              Identification Number)

41 S. High Street
Columbus, Ohio                                                        43215
(Address of principal executive offices)                           (Zip Code)

                       Ralph K. Frazier, General Counsel
                          The Huntington National Bank
                           41 S. High Street - HC3412
                              Columbus, Ohio 43215
                              Tel: (614) 480-4647
           (Name, address and telephone number of agent for service)
            -------------------------------------------------------
                             VENTURE HOLDINGS TRUST
              (Exact name of obligor as specified in its charter)

Michigan                                                           38-6530870
(State or other jurisdiction of                         (IRS Employer
incorporation or organization)                           Identification Number)

33662 James J. Pompo Drive
Fraser, Michigan 48026                                                 48026
(Address of principal executive offices)                             (Zip Code)


              ---------------------------------------------------
              VENTURE HOLDINGS TRUST 9 1/2% SENIOR NOTES DUE 2005
                                Debt Securities
                      (Title of the indenture securities)
              ---------------------------------------------------

                                    GENERAL

Pursuant to General Instruction B of the Form T-1, the applicant is providing responses to only Items 1, 2, and 16 of the Form T-1 since the obligor is not in default.

Item 1.  General Information
         Furnish the following information as to the trustee:
(a) Name and address of each examining or supervising authority to which it is subject.

Office of the Comptroller of the Currency         Federal Deposit Insurance
Central District                                  Corporation
One Financial Plaza                               Chicago Region
440 South LaSalle, Suite 2700                     30 South Wacker Drive
Chicago, Illinois 60605                           Chicago, Illinois 60505


Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Federal Reserve Bank of Cleveland - District No. 4
1455 East Sixth Street
Cleveland, Ohio 44115

(b) Whether it is authorized to exercise corporate trust powers.
Yes.

Item 2.  Affiliations with the obligor.
         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.  List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

1.   A copy of the Articles of Association of the Trustee as now in effect (see
Item 16, Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-80090 which is incorporated by reference).

2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Item 16, Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

3. A copy of the authorization of the Trustee to exercise corporate trust powers (see Item 16, Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

4. A copy of the existing By Laws of the Trustee (see Item 16, Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

5.   Not applicable.

6. The consent of the Trustee required by Section 321 (b) of the Act (see Item 16, Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.   Not applicable.

9.   Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Huntington National Bank, a national association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbus and State of Ohio, on the 9th day of July, 1997.

                                        THE HUNTINGTON NATIONAL BANK
                                        (Trustee)

                                        By:  Donna L. Shutek
                                           -----------------------------------
                                        Donna L. Shutek, Assistant Vice
                                           President
                                        (Name and Title)

                                                                        Item #16
                                                                       Exhibit 7



              FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
          [FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL LOGO]


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1997         (970630)
                                                      --------
                                                     (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State nonmember banks); 12 U.S.C. Section 1817 (State nonmember banks);and U.S.C. Section 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.
I, John D. Van Fleet, SVP and HNB Controller
  ---------------------------------------------------
  Name and Title of Officer Authorized to Sign Report of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

 \s\ John D. Van Fleet
-----------------------------------------------------
Signature of Officer Authorized to Sign Report
July 28, 1997
-----------------------------------------------------
Date of Signature

--------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:
STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
--------------------------------------------------------------------------------

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------
The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

          [SIG]
-----------------------------------------------------
Director (Trustee)
          [SIG]
-----------------------------------------------------
Director (Trustee)
          [SIG]
-----------------------------------------------------
Director (Trustee)
          [SIG]
-------------------------------------------------------------------------------
NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
-------------------------------------------------------------------------------
FDIC Certificate Number \ \ \ \ \ \
                        ------------
                        (RCRI 9050)

             Banks should affix the address label in this space.

             ---------------------------------------------------
             Legal Title of Bank (TEXT 9010)

             ---------------------------------------------------
             City (TEXT 9130)

             ---------------------------------------------------
             State Abbrev. (TEXT 9200)  ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                 Call Date: 6/30/97   ST-BK: 39-1610   FFIEC 031
Address:               P.O. BOX 1558                                                                                      Page RI-1
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:   06560

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997 - JUNE 30, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT

                                                                                                               ------
                                                                                                                I480   <-
                                                                                                    ---------- ------
                                                                        Dollar Amounts in Thousands RIAD Bil Mil Thou
--------------------------------------------------------------------------------------------------- -----------------
1. Interest income:                                                                                 /////////////////
   a. Interest and fee income on loans:                                                             /////////////////
      (1) In domestic offices:                                                                      /////////////////
          (a) Loans secured by real estate ........................................................ 4011      225,778  1.a.(1)(a)
          (b) Loans to depository institutions .................................................... 4019           67  1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers.................. 4024        3,616  1.a.(1)(c)
          (d) Commercial and industrial loans ..................................................... 4012      166,325  1.a.(1)(d)
          (e) Acceptances of other banks .......................................................... 4026            0  1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:          /////////////////
              (1) Credit cards and related plans .................................................. 4054       32,528  1.a.(1)(f)(1)
              (2) Other ........................................................................... 4055      190,840  1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions .............................. 4056            0  1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political                /////////////////
              subdivisions in the U.S.):                                                            /////////////////
              (1) Taxable obligations ............................................................. 4503            0  1.a.(1)(h)(1)
              (2) Tax-exempt obligations .......................................................... 4504        1,909  1.a.(1)(h)(2)
          (i) All other loans in domestic offices ................................................. 4058           64  1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ........................... 4059            0  1.a.(2)
   b. Income from lease financing receivables:                                                      /////////////////
      (1) Taxable leases .......................................................................... 4505       37,052  1.b.(1)
      (2) Tax-exempt leases ....................................................................... 4307            0  1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                              /////////////////
      (1) In domestic offices ..................................................................... 4105           14  1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ........................... 4106            0  1.c.(2)
   d. Interest and dividend income on securities:                                                   /////////////////
      (1) U.S. Treasury securities and U.S. Government agency obligations ......................... 4027      139,667  1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                       /////////////////
          (a) Taxable securities .................................................................. 4506            0  1.d.(2)(a)
          (b) Tax-exempt securities ............................................................... 4507        1,481  1.d.(2)(b)
      (3) Other domestic debt securities .......................................................... 3657       14,676  1.d.(3)
      (4) Foreign debt securities ................................................................. 3658          158  1.d.(4)
      (5) Equity securities (including investments in mutual funds) ............................... 3659          402  1.d.(5)
   e. Interest income from trading assets ......................................................... 4069            0  1.e.

---------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:    THE HUNTINGTON NATIONAL BANK                            Call Date:      6/30/97 ST-BK: 39-1610 FFEIC 031
Address:                P.O. BOX 1558                                                                                   Page RI-2
City, State Zip:        COLUMBUS, OH 43216
FDIC Certificate No.:   06560


Schedule RI--Continued

                                                Dollar Amounts in Thousands                Year-to-date
----------------------------------------------------------------------------------------------------------
1.  Interest income (continued)                                                         RIAD  Bil Mil Thou
    f.  Interest income on federal funds sold and securities purchased under            //////////////////
        agreements to resell......................................................      4020         1,063  1.f.
    g.  Total interest income (sum of items 1.a through 1.f)......................      4107       815,640  1.g.
2.  Interest expense:                                                                   //////////////////
    a.  Interest on deposits:                                                           //////////////////
        (1)  Interest on deposits in domestic offices:                                  //////////////////
             (a) Transaction accounts (NOW accounts, ATS accounts, and                  //////////////////
                 telephone and preauthorized transfer accounts)...................      4508        12,393  2.a.(1) (a)
             (b) Nontransaction accounts:                                               //////////////////
                   (1)  Money market deposit accounts (MMDAs).....................      4509        17,192  2.a.(1) (b) (1)
                   (2)  Other savings deposits....................................      4511        44,793  2.a.(1) (b) (2)
                   (3)  Time deposits of $100,000 or more.........................      A517        32,246  2.a.(1) (b) (3)
                   (4)  Time deposits of less than $100,000.......................      A518       126,922  2.a.(1) (b) (4)
        (2)  Interest on deposits in foreign offices, Edge and Agreement                //////////////////
             subsidiaries, and IBFs...............................................      4172        15,700  2.a.(2)
    b.  Expense of federal funds purchased and securities sold under                    //////////////////
        agreements to repurchase..................................................      4180        44,340  2.b.
    c.  Interest on demand notes issued to the U.S. Treasury, trading                   //////////////////
        liabilities, and other borrowed money.....................................      4185        80,364  2.c.
    d.  Not applicable                                                                  //////////////////
    e.  Interest on subordinated notes and debentures.............................      4200        14,602  2.e.
    f.  Total interest expense (sum of items 2.a through 2.e).....................      4073       388,552  2.f.
3.  Net interest income (item 1.g minus 2.f)......................................      //////////////////  RIAD 4074  427,088  3.
4.  Provisions:                                                                         //////////////////
    a.  Provision for loan and lease losses.......................................      //////////////////  RIAD 4230   43,195  4.a.
    b.  Provision for allocated transfer risk.....................................      //////////////////  RIAD 4243        0  4.b.
5.  Noninterest income:                                                                 //////////////////
    a.  Income from fiduciary activities..........................................      4070        19,383  5.a.
    b.  Service charges on deposit accounts in domestic offices...................      4080        48,478  5.b.
    c.  Trading revenue (must equal Schedule RI, sum of Memorandum                      //////////////////
        items 8.a through 8.d)....................................................      A220           921  5.c.
    d.-e. Not applicable                                                                //////////////////
    f.  Other noninterest income:                                                       //////////////////
        (1)  Other fee income.....................................................      5407        42,095  5.f.(1)
        (2)  All other noninterest income*........................................      5408        14,441  5.f.(2)
    g.  Total noninterest income (sum of items 5.a through 5.f)...................      //////////////////  RIAD 4079  125,318  5.g.
6.  a.  Realized gains (losses) on held-to-maturity securities....................      //////////////////  RIAD 3521        0  6.a.
    b.  Realized gains (losses) on available-for-sale securities..................      //////////////////  RIAD 3196    5,532  6.b.
7.  Noninterest expense:                                                                //////////////////
    a.  Salaries and employee benefits............................................      4135       129,784  7.a.
    b.  Expenses of premises and fixed assets (net of rental income)                    //////////////////
        (excluding salaries and employee benefits and mortgage interest)..........      4217        34,413  7.b.
    c.  Other noninterest expense*................................................      4092       137,600  7.c.
    d.  Total noninterest expense (sum of items 7.a through 7.c)..................      //////////////////  RIAD 4093  301,797  7.d.
8.  Income (loss) before income taxes and extraordinary items and other                 //////////////////
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)           //////////////////  RIAD 4301  212,946  8.
9.  Applicable income taxes (on item 8)...........................................      //////////////////  RIAD 4302   75,753  9.
10. Income (loss) before extraordinary items and other adjustments (item 8              //////////////////
    minus 9)......................................................................      //////////////////  RIAD 4300  137,193  10.
11. Extraordinary items and other adjustments, net of income taxes*...............      //////////////////  RIAD 4320        0  11.
12. Net income (loss) (sum of items 10 and 11)...................................       //////////////////  RIAD 4340  137,193  12.

-----------------------------------------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK        Call Date:   6/30/97   ST-BK 39-1610  FFIEC 031
Address:               P.O. BOX 1558                                                             Page RI-3
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:  06560

SCHEDULE RI -- CONTINUED


                                                                                       -------
                                                                                       I481    <-
                                                                                  ------------
MEMORANDA                                                                         Year-to-date
                                                                                  ------------
                                               Dollar Amounts in Thousands    RIAD Bil Mil Thou
----------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and     /////////////////
    leases acquired after August 7, 1986, that is not deductible for
    federal income tax purposes ........................................    4513             0  M.1.
2.  Income from the sale and servicing of mutual funds and annuities        //////////////////
    in domestic offices (included in Schedule RI, item 8) ..............    8431         6,219  M.2.
3. -4. Not applicable                                                       //////////////////
5.  Number of full-time equivalent employees at end of current period        ////        Number
    (round to nearest whole number) ....................................    4150         6,916  M.5.
6.  Not applicable                                                          //////////////////
7.  If the reporting bank has restated its balance sheet as a result of
    applying push down accounting this calendar year, report the date       RIAD   CC YY MM DD
    of the bank's acquisition(1) .......................................    9106   00 00 00 00  M.7.
8.  Trading revenue (from cash instruments and off-balance sheet
    derivative instruments)                                                 //////////////////
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI,
    item 5.c):                                                              //// Bil Mil Thou
    a. Interest rate exposures .........................................    8757           392  M.8.a
    b. Foreign exchange exposures ......................................    8758           529  M.8.b.
    c. Equity security and index exposures .............................    8759             0  M.8.c.
    d. Commodity and other exposures ...................................    8760             0  M.8.d.
9.  Impact on income of off-balance sheet derivatives held
    for pruposes other than trading:                                        //////////////////
    a. Net increase (decrease) to interest income .....................     8761           321  M.9.a.
    b. Net (increase) decrease to interest expense ....................     8762        (1,440) M.9.b.
    c. Other (noninterest) allocations ................................     8763           462  M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)..     A251             0  M.10.

11. DOES THE REPORTING BANK HAVE A SUBCHAPTER S ELECTION IN EFFECT FOR           YES      NO
    FEDERAL INCOME TAX PURPOSES FOR THE CURRENT TAX YEAR? .............    A530      ///    X  M.11.
12. DEFERRED PORTION OF TOTAL APPLICABLE INCOME TAXES INCLUDED IN
    SCHEDULE RI, ITEMS 9 AND 11 (TO BE REPORTED WITH THE                   ////  BIL MIL THOU
    DECEMBER REPORT OF INCOME) ........................................    4772           N/A  M.12.

------------------------

(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                 Call Date: 6/30/97   ST-BK: 39-1610   FFIEC 031
Address:               P.O. BOX 1558                                                                                      Page RC-4
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:  06560

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.


                                                                                                               ------
                                                                                                                I483   <-
                                                                                                    ---------- ------
                                                                        Dollar Amounts in Thousands RIAD Bil Mil Thou
--------------------------------------------------------------------------------------------------- -----------------
 1. Total equity capital originally reported in the December 31, 1996, Reports of Condition         /////////////////
    and Income .................................................................................... 3215      834,472    1.
 2. Equity capital adjustments from amended Reports of Income, net* ............................... 3216            0    2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) .......................... 3217      834,472    3.
 4. Net income (loss) (must equal Schedule RI, item 12) ........................................... 4340      137,193    4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ............................ 4346            0    5.
 6. Changes incident to business combinations, net ................................................ 4356      737,750    6.
 7. LESS: Cash dividends declared on preferred stock .............................................. 4470            0    7.
 8. LESS: Cash dividends declared on common stock ................................................. 4460      105,222    8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for   /////////////////
    this schedule) ................................................................................ 4411       (1,794)   9.
10. Corrections of material accounting errors from prior years* (see instructions for this          /////////////////
    schedule) ..................................................................................... 4412            0   10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities .............. 8433      (19,366)  11.
12. Foreign currency translation adjustments ...................................................... 4414            0   12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ...... 4415            0   13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal              /////////////////
    Schedule RC, item 28) ......................................................................... 3210    1,583,033   14.
                                                                                                    -----------------

--------------
*Describe on Schedule RI-E--Explanations.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES
               IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH
THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                                               ------
                                                                                                                I486   <-
                                                                                 ----------------------------- ------
                                                                                    (Column A)         (Column B)
                                                                                    Charge-offs        Recoveries
                                                                                 -----------------  -----------------
                                                                                        Calendar year-to-date
                                                                                 ------------------------------------
                                                    Dollar Amounts in Thousands  RIAD Bil Mil Thou  RIAD Bil Mil Thou
-------------------------------------------------------------------------------  -----------------  -----------------
1. Loans secured by real estate:                                                 /////////////////  /////////////////
   a. To U.S. addressees (domicile) ...........................................  4651        1,774  4661          237  1.a.
   b. To non-U.S. addressees (domicile) .......................................  4652            0  4662            0  1.b.
2. Loans to depository institutions and acceptances of other banks:              /////////////////  /////////////////
   a. To U.S. banks and other U.S. depository institutions ....................  4653            0  4663            0  2.a.
   b. To foreign banks ........................................................  4654            0  4664            0  2.b.
3. Loans to finance agricultural production and other loans to farmers ........  4655            0  4665            0  3.
4. Commercial and industrial loans:                                              /////////////////  /////////////////
   a. To U.S. addressees (domicile) ...........................................  4645       11,445  4617        1,605  4.a.
   b. To non-U.S. addressees (domicile) .......................................  4646            0  4618            0  4.b.
5. Loans to individuals for household, family, and other personal                /////////////////  /////////////////
   expenditures:                                                                 /////////////////  /////////////////
   a. Credit cards and related plans ..........................................  4656       10,916  4666        1,570  5.a.
   b. Other (includes single payment, installment, and all student loans) .....  4657       19,792  4667        5,799  5.b.
6. Loans to foreign governments and official institutions .....................  4643            0  4627            0  6.
7. All other loans ............................................................  4644            0  4628            0  7.
8. Lease financing receivables:                                                  /////////////////  /////////////////
   a. Of U.S. addressees (domicile) ...........................................  4658        2,321  4668          311  8.a.
   b. Of non-U.S. addressees (domicile) .......................................  4659            0  4669            0  8.b.
9. Total (sum of items 1 through 8) ...........................................  4635       46,248  4605        9,522  9.
                                                                                 ------------------------------------

Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK                               Call Date:  6/30/97  ST-BK: 39-1610  FFIEC 031
Address:              P.O. BOX 1558                                                                                   Page RI-5
City, State  Zip:     COLUMBUS, OH  43216
FDIC Certificate No.: 06560

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED

                                                                                    ------------------------------------
                                                                                      (Column A)            (Column B)
                                                                                      Charge-offs           Recoveries
                                                                                    ------------------------------------
Memoranda                                                                                Calendar year-to-date
                                                                                    ------------------------------------
                                                      Dollar Amounts in Thousands   RIAD Bil Mil Thou  RIAD Bil Mil Thou
---------------------------------------------------------------------------------   -----------------  -----------------
1-3. Not applicable                                                                 /////////////////  /////////////////
4.  Loans to finance commercial real estate, construction, and land                 /////////////////  /////////////////
    development activities (NOT SECURED BY REAL ESTATE) included in                 /////////////////  /////////////////
    Schedule RI-B, part I, items 4 and 7, above..................................   5409            0  5410            0  M.4.
5.  Loans secured by real estate in domestic offices (included in                   /////////////////  /////////////////
    Schedule RI-B, part I, item 1, above):                                          /////////////////  /////////////////
    a.  Construction and land development........................................   3582          150  3583           56  M.5.a.
    b.  Secured by farmland......................................................   3584            0  3585            0  M.5.b.
    c.  Secured by 1-4 family residential properties:                               /////////////////  /////////////////
        (1)  Revolving, open-end loans secured by 1-4 family residential            /////////////////  /////////////////
             properties and extended under lines of credit.......................   5411          597  5412           74  M.5.c.(1)
        (2)  All other loans secured by 1-4 family residential properties........   5413          850  5414           57  M.5.c.(2)
    d.  Secured by multifamily (5 or more) residential properties................   3588            0  3589            0  M.5.d.
    e.  Secured by nonfarm nonresidential properties.............................   3590          166  3591           50  M.5.e.
                                                                                    ------------------------------------

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES


                                                                                                       -----------------
                                                                          Dollar Amounts in Thousands  RIAD Bil Mil Thou
-----------------------------------------------------------------------------------------------------  -----------------
1.  Balance originally reported in the December 31, 1996, Reports of Condition and Income............  3124      144,088  1.
2.  Recoveries (must equal part I, item 9, column B above)...........................................  4605        9,522  2.
3.  LESS:  Charge-offs (must equal part I, item 9, column A above)...................................  4635       46,248  3.
4.  Provision for loan and lease losses (must equal Schedule RI, item 4.a)...........................  4230       43,195  4.
5.  Adjustments*  (see instructions for this schedule)...............................................  4815       58,342  5.
6.  Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,                  /////////////////
    item 4.b)........................................................................................  3123      208,899  6.
                                                                                                       -----------------

----------------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK        Call Date:   6/30/97   ST-BK 39-1610  FFIEC 031
Address:               P.O. BOX 1558                                                             Page RI-6
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:  06560

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I.  ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                        -----
                                                                                                                         I492  <-
                                                                                                                 ------------
                                                                                                                 Year-to-date
                                                                                                           ------------------
                                                                             Dollar Amounts in Thousands   RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------   ------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,                 /////////////////
   and IBFs:                                                                                               /////////////////
   a. Interest income booked . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4837          N/A   1.a.
   b. Interest expense booked  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4838          N/A   1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and                  /////////////////
      IBFs (item 1.a minus 1.b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4839          N/A   1.c.
2. Adjustments for booking location of international operations:                                           /////////////////
   a. Net interest income attributable to international operations booked at domestic offices  . . . . .   4840          N/A   2.a.
   b. Net interest income attributable to domestic business booked at foreign offices  . . . . . . . . .   4841          N/A   2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) . . . . . . . . . . . . . . . . . . . . . . .   4842          N/A   2.c.
3. Noninterest income and expense attributable to international operations:                                /////////////////
   a. Noninterest income attributable to international operations  . . . . . . . . . . . . . . . . . . .   4097          N/A   3.a.
   b. Provision for loan and lease losses attributable to international operations . . . . . . . . . . .   4235          N/A   3.b.
   c. Other noninterest expense attributable to international operations . . . . . . . . . . . . . . . .   4239          N/A   3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus            /////////////////
      3.b and 3.c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4843          N/A   3.d.
4. Estimated pretax income attributable to international operations before capital allocation              /////////////////
   adjustment (sum of items 1.c, 2.c, and 3.d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4844          N/A   4.
5. Adjustment to pretax income for internal allocations to international operations to reflect             /////////////////
   the effects of equity capital on overall bank funding costs . . . . . . . . . . . . . . . . . . . . .   4845          N/A   5.
6. Estimated pretax income attributable to international operations after capital allocation               /////////////////
   adjustment (sum of items 4 and 5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4846          N/A   6.
7. Income taxes attributable to income from international operations as estimated in item 6  . . . . . .   4797          N/A   7.
8. Estimated net income attributable to international operations (item 6 minus 7)  . . . . . . . . . . .   4341          N/A   8.
                                                                                                           -----------------

Memoranda

                                                                                                           ------------------
                                                                             Dollar Amounts in Thousands   RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------   ------------------
1. Intracompany interest income included in item 1.a above . . . . . . . . . . . . . . . . . . . . . . .   4847          N/A   M.1.
2. Intracompany interest expense included in item 1.b above  . . . . . . . . . . . . . . . . . . . . . .   4848          N/A   M.2.
                                                                                                           -----------------

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                                 ------------
                                                                                                                 Year-to-date
                                                                                                           ------------------
                                                                             Dollar Amounts in Thousands   RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------   ------------------
1. Interest income booked at IBFs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4849          N/A   1.
2. Interest expense booked at IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4850          N/A   2.
3. Noninterest income attributable to international operations booked at domestic offices                  /////////////////
   (excluding IBFs):                                                                                       /////////////////
   a. Gains (losses) and extraordinary items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5491          N/A   3.a.
   b. Fees and other noninterest income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5492          N/A   3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic         /////////////////
   offices (excluding IBFs)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4852          N/A   4.
5. Other noninterest expense attributable to international operations booked at domestic offices           /////////////////
   (excluding IBFs)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4853          N/A   5.
                                                                                                           -----------------

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                 Call Date: 6/30/97   ST-BK: 39-1610   FFIEC 031
Address:               P.O. BOX 1558                                                                                      Page RI-7
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:  06560

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.
(See instructions for details.)

                                                                                                               ------
                                                                                                                I4895  <-
                                                                                                    -----------------
                                                                                                         Year-to-date
                                                                        Dollar Amounts in Thousands RIAD Bil Mil Thou
--------------------------------------------------------------------------------------------------- -----------------
1. All other noninterest income (from Schedule RI, item 5.f. (2))                                   /////////////////
   Report amounts that exceed 10% of Schedule RI, item 5.f. (2):                                    /////////////////
   a. Net gains (losses) on other real estate owned................................................ 5415            0  1.a.
   b. Net gains (losses) on sales of loans......................................................... 5416            0  1.b.
   c. Net gains (losses) on sales of premises and fixed assets..................................... 5417            0  1.c.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,             /////////////////
   item 5.f. (2):                                                                                   /////////////////
   d.   TEXT 4461  MISCELLANEOUS MORTGAGE BANKING INCOME                                            4461        7,859  1.d.
   e.   TEXT 4462  GAIN ON SALES OF OTHER ASSETS                                                    4462        2,122  1.e.
   f.   TEXT 4463  CHECK PROCESSING FEE INCOME                                                      4463        2,011  1.f.
2. Other noninterest expense (from Schedule RI, item 7.c):                                          /////////////////
   a. Amortization expense of intangible assets.................................................... 4531        8,316  2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:                                         /////////////////
   b. Net (gains) losses on other real estate owned................................................ 5418            0  2.b.
   c. Net (gains) losses on sales of loans......................................................... 5419            0  2.c.
   d. Net (gains) losses on sales of premises and fixed assets..................................... 5420            0  2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,             /////////////////
   item 7.c:                                                                                        /////////////////
   e.   TEXT 4464  INTERCOMPANY OPERATION FEES                                                      4464       38,426  2.e.
   f.   TEXT 4467                                                                                   4467               2.f.
   g.   TEXT 4468                                                                                   4468               2.g.
3. Extraordinary items and other adjustments and applicable income tax effect                       /////////////////
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and                    /////////////////
   other adjustments):                                                                              /////////////////
   a. (1)    TEXT 4469                                                                              4469               3.a.(1)
      (2)  Applicable income tax effect                                 RIAD 4486                   /////////////////  3.a.(2)
   b. (1)    TEXT 4487                                                                              4487               3.b.(1)
      (2)  Applicable income tax effect                                 RIAD 4488                   /////////////////  3.b.(2)
   c. (1)    TEXT 4489                                                                              4489               3.c.(1)
      (2)  Applicable income tax effect                                 RIAD 4491                   /////////////////  3.c.(2)
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)           /////////////////
   (itemize and describe all adjustments):                                                          /////////////////
   a.   TEXT 4492                                                                                   4492               4.a.
   b.   TEXT 4493                                                                                   4493               4.b.
5. Cumulative effect of changes in accounting principles from prior years                           /////////////////
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):        /////////////////
   a.   TEXT A546   EFFECT OF CHANGE TO GAAP FROM PREVIOUS NON-GAAP INSTRUCTIONS                    A546       (1,794) 5.a.
   b.   TEXT 4495                                                                                   4495               5.b.
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)         /////////////////
   (itemize and describe all corrections):                                                          /////////////////
   a.   TEXT 4496                                                                                   4496               6.a.
   b.   TEXT 4497                                                                                   4497               6.b.
                                                                                                    -----------------


Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                 Call Date: 6/30/97   ST-BK: 39-1610   FFIEC 031
Address:               P.O. BOX 1558                                                                                      Page RI-8
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:  06560

SCHEDULE RI-E--CONTINUED


                                                                                                         ------------
                                                                                                         Year-to-date
                                                                                                    ---------- ------
                                                                        Dollar Amounts in Thousands RIAD Bil Mil Thou
--------------------------------------------------------------------------------------------------- -----------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)                     /////////////////
   (itemize and describe all such transactions):                                                    /////////////////
   a.   TEXT 4498                                                                                   4498               7.a.
   b.   TEXT 4499                                                                                   4499               7.b.
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)         /////////////////
   (itemize and describe all adjustments):                                                          /////////////////
   a.   TEXT 4521  INCREASE INCIDENT TO BUSINESS COMBINATIONS                                       4521       58,342  8.a.
   b.   TEXT 4522                                                                                   4522               8.b.
                                                                                                    -----------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its           I498      I499   <-
   option, any other significant items affecting the Report of Income):                             -----------------
   No comment /  /  (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)





Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                 Call Date: 6/30/97   ST-BK: 39-1610   FFIEC 031
Address:               P.O. BOX 1558                                                                                      Page RC-1
City, State   Zip:     COLUMBUS, OH  43216
DIC Certificate No.:   06560

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                           ------------------
                                                                                                                         C400  <-
                                                                                                           ------------------
                                                                             Dollar Amounts in Thousands   RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------   ------------------
 ASSETS                                                                                                     /////////////////
 1. Cash and balances due from depository institutions (from Schedule RC-A):                                /////////////////
    a. Noninterest-bearing balances and currency and coin(1). . . . . . . . . . . . . . . . . . . . . . .   0081      942,243   1.a.
    b. Interest-bearing balances(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0071          350   1.b.
 2. Securities:                                                                                             /////////////////
    a. Held-to-maturity securities (from Schedule RC-B, column A) . . . . . . . . . . . . . . . . . . . .   1754       54,972   2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) . . . . . . . . . . . . . . . . . . .   1773    4,388,610   2.b.
 3. Federal funds sold and securities purchased under agreements to resell  . . . . . . . . . . . . . . .   1350       33,204   3.
 4. Loans and lease financing receivables:                                                                  /////////////////
    a. Loans and leases, net of unearned income (from Schedule RC-C)  . . . . . . . RCFD 2122  14,842,799   /////////////////   4.a.
    b. LESS: Allowance for loan and lease losses  . . . . . . . . . . . . . . . . . RCFD 3123 . . 208,899   /////////////////   4.b.
    c. LESS: Allocated transfer risk reserve  . . . . . . . . . . . . . . . . . . . RCFD 3128 . . . . . 0   /////////////////   4.c.
    d. Loans and leases, net of unearned income,                                                            /////////////////
       allowance, and reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . . . . . . . . . . . . .   2125   14,633,900   4.d.
 5. Trading assets (from Schedule RC-D) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3545        2,481   5.
 6. Premises and fixed assets (including capitalized leases)  . . . . . . . . . . . . . . . . . . . . . .   2145      298,208   6.
 7. Other real estate owned (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2150       16,238   7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M). . . . . . .   2130       11,034   8.
 9. Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . . . . . . . . . . .   2155       42,573   9.
10. Intangible assets (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2143      283,651  10.
11. Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2160      333,261  11.
12. Total assets (sum of items 1 through 11). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2170   21,040,725  12.
                                                                                                            -----------------

--------------------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                 Call Date: 6/30/97   ST-BK: 39-1610   FFIEC 031
Address:               P.O. BOX 1558                                                                                      Page RC-2
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:   06560

SCHEDULE RC -- CONTINUED

                                                                                                    ------------------------
                                                                        Dollar Amounts in Thousands /////////// Bil Mil Thou
--------------------------------------------------------------------------------------------------- ------------------------
LIABILITIES                                                                                         //////////////////////
13. Deposits:                                                                                       //////////////////////
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                   //////////////////////
         part I)................................................................................... RCON 2200   14,187,019  13.a.
         (1) Noninterest-bearing(1).....................................RCON 6631         2,461,257 //////////////////////  13.a.(1)
         (2) Interest-bearing...........................................RCON 6636        11,725,762 //////////////////////  13.a.(2)
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,         //////////////////////
         part II).................................................................................. RCFN 2200      449,512  13.b.
         (1) Noninterest-bearing........................................RCFN 6631                 0 //////////////////////  13.b.(1)
         (2) Interest-bearing...........................................RCFN 6636           449,512 //////////////////////  13.b.(2)
14.      Federal funds purchased and securities sold under agreements to repurchase................ RCFD 2800    1,436,086  14.
15. a. Demand notes issued to the U.S. Treasury.................................................... RCON 2840       25,000  15.a.
    b. Trading liabilities (from Schedule RC-D).................................................... RCFD 3548            0  15.b.
16.      Other borrowed money (includes mortgage indebtedness and obligations under                  //////////////////////
         capitalized leases):                                                                        //////////////////////
    a. With a remaining maturity of one year or less............................................... RCFD 2332    1,850,208  16.a.
    b. WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS......................... RCFD A547      722,906  16.b.
    c. WITH A REMAINING MATURITY OF MORE THAN THREE YEARS.......................................... RCFD A548            0  16.c.
17. Not applicable                                                                                  //////////////////////
18. Bank's liability on acceptances executed and outstanding....................................... RCFD 2920       42,573  18.
19. Subordinated notes and debentures(2)........................................................... RCFD 3200      449,424  19.
20. Other liabilities (from Schedule RC-G)......................................................... RCFD 2930      294,964  20.
21. Total liabilities (sum of items 13 through 20)................................................. RCFD 2948   19,457,692  21.
22. Not applicable                                                                                  //////////////////////
EQUITY CAPITAL                                                                                      //////////////////////
23. Perpetual preferred stock and related surplus.................................................. RCFD 3838            0  23.
24. Common stock................................................................................... RCFD 3230       40,000  24.
25. Surplus (exclude all surplus related to preferred stock)....................................... RCFD 3839      482,600  25.
26. a. Undivided profits and capital reserves...................................................... RCFD 3632    1,085,910  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities...................... RCFD 8434      (25,477) 26.b.
27. Cumulative foreign currency translation adjustments............................................ RCFD 3284            0  27.
28. Total equity capital (sum of items 23 through 27).............................................. RCFD 3210    1,583,033  28.
29. Total liabilities and equity capital (sum of items 21 and 28).................................. RCFD 3300   21,040,725  29.
                                                                                                    ----------------------

Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1. Indicate in the box at the right the number of the statement below that best describes the                      Number
    most comprehensive level of auditing work performed for the bank by independent external        ----------------------------
    auditors as of any date during 1996............................................................ RCFD 6724         N/A   M.1.
                                                                                                    ----------------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK                             Call Date:   06/30/97   ST-BK:  39-1610  FFIEC  031
Address:              P.O. BOX 1558                                                                                     Page RC-3
City, State   Zip:    COLUMBUS, OH   43216
FDIC Certificate No.: 06560

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.


                                                                                                                      C405  <-
                                                                                            (Column A)      (Column B)
                                                                                          Consolidated      Domestic
                                                                                              Bank          Offices
                                                                                        ------------------ -------------------
                                                            Dollar Amounts in Thousands RCFD Bil Mil Thou  RCON Bil Mil Thou
--------------------------------------------------------------------------------------- ------------------ -------------------
1.  Cash items in process of collection, unposted debits, and currency and               //////////////////  ////////////////
    coin ...........................................................................    0022       754,797  ////////////////  1.
    a. Cash items in process of collection and unposted debits ......................   //////////////////  0020     583,877  1.a.
    b. Currency and coin ...........................................................    //////////////////  0080     170,920  1.b.
2.  Balances due from depository institutions in the U.S. ..........................    //////////////////  0082      81,925  2.
    a. U.S. branches and agencies of foreign banks (including their IBFs) ..........    0083             0  ////////////////  2.a.
    b. Other commercial banks in the U.S. and other depository institutions             //////////////////  ////////////////
       in the U.S. (including their IBFs) ..........................................    0085        81,925  ////////////////  2.b.
3.  Balances due from banks in foreign countries and foreign central banks .........    //////////////////  0070           0  3.
    a. Foreign branches of other U.S. banks ........................................    0073             0  ////////////////  3.a.
    b. Other banks in foreign countries and foreign central banks ..................    0074             0  ////////////////  3.b.
4.  Balances due from Federal Reserve Banks ........................................    0090       105,871  0090     105,871  4.
5.  Total (sum if items 1 through 4) (total of column A must equal                      //////////////////  ////////////////
    Schedule RC, sum of items 1.a and 1.b) .........................................    0010       942,593  0010     942,593  5.
----------------------------------------------------------------------------------------------------------------------------


Memorandum                                                                     Dollar Amounts in Thousands  RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  Noninterest-bearing balances due from commercial banks in the U.S.  (included in item 2,                /////////////////
    column B above) ................................................................                        0050       81,575 M.1.
                                                                                                            -----------------

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                                                                     C410  <-
                               ------------------------------------------------------------------------------------------
                                           Held-to-maturity                     Available-for-sale
                               --------------------------------------  --------------------------------------------------
                                  (Column A)            (Column B)            (Column C)            (Column D)
                                Amortized Cost          Fair Vaue           Amortized Cost          Fair Value (1)
                               -----------------   --------------------  -----------------------  -----------------------
Dollar Amounts in Thousands    RCFD Bil Mil Thou      RCFD Bil Mil Thou      RCFD Bil Mil Thou      RCFD Bil Mil Thou
------------------------------------------------   --------------------  -----------------------  -----------------------
1.  U.S. Treasury securities.. 0211         156        0213         156       1286     690,077     1287       674,226  1.
2.  U.S. Government agency
    obligations (exclude       ////////////////        ////////////////       ////////////////     //////////////////
    mortgage-backed            ////////////////        ////////////////       ////////////////     //////////////////
    securities):               ////////////////        ////////////////       ////////////////     //////////////////
    a.  Issued by U.S.         ////////////////        ////////////////       ////////////////     //////////////////
        Government
        agencies (2) .......   1289           0        1290           0       1291           0     1293             0  2.a.
    b.  Issued by U.S.         ////////////////        ////////////////       ////////////////     //////////////////
        Government-sponsored   ////////////////        ////////////////       ////////////////     //////////////////
        agencies (3) .......   1294           0        1295           0       1297   1,510,673     1298     1,502,271  2.b.
--------------------------------------------------------------------------------------------------------------------

-----------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates ," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation , the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK                           Call Date:     6/30/97  ST-BK:  39-1610  FFIEC 031
Address:              P.O. BOX 1558                                                                                   Page RC-4
City, State  Zip:     COLUMBUS, OH  43216
FDIC Certificate No.: 06560



SCHEDULE RC-B--CONTINUED

                                                 Held-to-maturity                        Available-for-sale
                                    -------------------------------------------   ----------------------------------------------
                                        (Column A)               (Column B)          (Column C)              (Column D)
                                      Amortized Cost             Fair Value        Amortized Cost          Fair Value (1)
                                    -------------------------------------------   ----------------------------------------------
       Dollar Amounts in Thousands  RCFD Bil Mil Thou         RCFD Bil Mil Thou    RCFD Bil Mil Thou       RCFD Bil Mil Thou
-------------------------------------------------------------------------------   ----------------------------------------------
3.  Securities issued by states     /////////////////         /////////////////    /////////////////       /////////////////
    and political subdivisions      /////////////////         /////////////////    /////////////////       /////////////////
    in the U.S.:                    /////////////////         /////////////////    /////////////////       /////////////////
    a.  General obligations........ 1676       19,958         1677       20,170    1678        6,652       1679        6,831 3.a.
    b.  Revenue obligations........ 1681       34,858         1686       35,209    1690       26,230       1691       27,173 3.b.
    c.  Industrial development      /////////////////         /////////////////    /////////////////       /////////////////
        and similar obligations.... 1694            0         1695            0    1696            0       1697            0 3.c.
4.  Mortage-backed                  /////////////////         /////////////////    /////////////////       /////////////////
    securities (MBS):               /////////////////         /////////////////    /////////////////       /////////////////
    a.  Pass-through securities:    /////////////////         /////////////////    /////////////////       /////////////////
        (1)  Guaranteed by          /////////////////         /////////////////    /////////////////       /////////////////
             GNMA.................. 1698            0         1699            0    1701       68,323       1702       68,324 4.a.(1)
        (2)  Issued by FNMA         /////////////////         /////////////////    /////////////////       /////////////////
             and FHLMC............. 1703            0         1705            0    1706    1,097,036       1707    1,084,585 4.a.(2)
        (3)  Other pass-through     /////////////////         /////////////////    /////////////////       /////////////////
             securities............ 1709            0         1710            0    1711            0       1713            0 4.a.(3)
    b.  Other mortgage-backed       /////////////////         /////////////////    /////////////////       /////////////////
        securities (include CMOs,   /////////////////         /////////////////    /////////////////       /////////////////
        REMICs, and stripped        /////////////////         /////////////////    /////////////////       /////////////////
        MBS):                       /////////////////         /////////////////    /////////////////       /////////////////
        (1)  Issued or guaranteed   /////////////////         /////////////////    /////////////////       /////////////////
             by FNMA, FHLMC         /////////////////         /////////////////    /////////////////       /////////////////
             or GNMA............... 1714            0         1715            0    1716      576,230       1717      572,828 4.b.(1)
        (2)  Collateralized         /////////////////         /////////////////    /////////////////       /////////////////
             by MBS issued or       /////////////////         /////////////////    /////////////////       /////////////////
             guaranteed by FNMA,    /////////////////         /////////////////    /////////////////       /////////////////
             FHLMC, or GNMA........ 1718            0         1719            0    1731       23,751       1732       23,706 4.b.(2)
        (3)  All other mortgage-    /////////////////         /////////////////    /////////////////       /////////////////
             backed securities..... 1733            0         1734            0    1735            0       1736            0 4.b.(3)
5.  Other debt securities:          /////////////////         /////////////////    /////////////////       /////////////////
    a.  Other domestic debt         /////////////////         /////////////////    /////////////////       /////////////////
        securities................. 1737            0         1738            0    1739      392,521       1741      391,714 5.a.
    b.  Foreign debt                /////////////////         /////////////////    /////////////////       /////////////////
        securities................. 1742            0         1743            0    1744        3,503       1746        3,486 5.b.
6.  Equity securities:              /////////////////         /////////////////    /////////////////       /////////////////
    a.  Investments in mutual       /////////////////         /////////////////    /////////////////       /////////////////
        funds and other equity      /////////////////         /////////////////    /////////////////       /////////////////
        securities with readily     /////////////////         /////////////////    /////////////////       /////////////////
        determinable fair values... /////////////////         /////////////////    A510           42       A511           42 6.a.
    b.  All other equity            /////////////////         /////////////////    /////////////////       /////////////////
        securities (1)............. /////////////////         /////////////////    1752       33,424       1753       33,424 6.b.
7.  Total (sum of items 1           /////////////////         /////////////////    /////////////////       /////////////////
    through 6) (total of            /////////////////         /////////////////    /////////////////       /////////////////
    column A must equal             /////////////////         /////////////////    /////////////////       /////////////////
    Schedule RC, item 2.a)          /////////////////         /////////////////    /////////////////       /////////////////
    (total of column D must         /////////////////         /////////////////    /////////////////       /////////////////
    equal Schedule RC,              /////////////////         /////////////////    /////////////////       /////////////////
    item 2.b) ..................... 1754       54,972         1771       55,535    1772    4,428,462       1773    4,388,610 7.
                                    ----------------------------------------------------------------------------------------

-----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK                               Call Date:  6/30/97  ST-BK 39-1610  FFIEC 031
Address:              P.O. BOX 1558                                                                                  Page RC-5
City, State  Zip:     COLUMBUS, OH  43216
FDIC Certificate No.: 06560

SCHEDULE RC-B--CONTINUED

                                                                                                                --------
Memoranda                                                                                                           C412   <-
                                                                                                      ------------------
                                                                        Dollar Amounts in Thousands   RCFD  Bil Mil Thou
---------------------------------------------------------------------------------------------------   ------------------
1.  Pledged securities(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0416     1,692,624   M.1.
2.  Maturity and repricing data for DEBT securities(1), (2) (excluding those in                       //////////////////
    nonaccrual status):                                                                               //////////////////
    a.  SECURITIES ISSUED BY THE U.S. TREASURY, U.S. GOVERNMENT AGENCIES, AND STATES AND              //////////////////
        POLITICAL SUBDIVISIONS IN THE U.S.; OTHER NON-MORTGAGE DEBT SECURITIES; AND                   //////////////////
        MORTGAGE PASS-THROUGH SECURITIES OTHER THAN THOSE BACKED BY CLOSED-END FIRST LIEN 1-4         //////////////////
        FAMILY RESIDENTIAL MORTGAGES WITH A REMAINING MATURITY OR REPRICING FREQUENCY                 //////////////////
        OF: (3) (4)                                                                                   //////////////////
        (1)  THREE MONTHS OR LESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A549        14,978   M.2.a.(1)
        (2)  OVER THREE MONTHS THROUGH 12 MONTHS  . . . . . . . . . . . . . . . . . . . . . . . . .   A550        27,213   M.2.a.(2)
        (3)  OVER ONE YEAR THROUGH THREE YEARS  . . . . . . . . . . . . . . . . . . . . . . . . . .   A551       301,630   M.2.a.(3)
        (4)  OVER THREE YEARS THROUGH FIVE YEARS  . . . . . . . . . . . . . . . . . . . . . . . . .   A552     1,662,046   M.2.a.(4)
        (5)  OVER FIVE YEARS THROUGH 15 YEARS . . . . . . . . . . . . . . . . . . . . . . . . . . .   A553       560,244   M.2.a.(5)
        (6)  OVER 15 YEARS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A554        94,562   M.2.a.(6)
    b.  MORTGAGE PASS-THROUGH SECURITIES BACKED BY CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL       //////////////////
        MORTGAGES WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:(3)(5)                          //////////////////
        (1)  THREE MONTHS OR LESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A555             0   M.2.b.(1)
        (2)  OVER THREE MONTHS THROUGH 12 MONTHS  . . . . . . . . . . . . . . . . . . . . . . . . .   A556            80   M.2.b.(2)
        (3)  OVER ONE YEAR THROUGH THREE YEARS  . . . . . . . . . . . . . . . . . . . . . . . . . .   A557         1,183   M.2.b.(3)
        (4)  OVER THREE YEARS THROUGH FIVE YEARS  . . . . . . . . . . . . . . . . . . . . . . . . .   A558        45,012   M.2.b.(4)
        (5)  OVER FIVE YEARS THROUGH 15 YEARS . . . . . . . . . . . . . . . . . . . . . . . . . . .   A559     1,101,895   M.2.b.(5)
        (6)  OVER 15 YEARS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A560         4,739   M.2.b.(6)
    c.  OTHER MORTGAGE-BACKED SECURITIES (INCLUDE CMOS, REMICS, AND STRIPPED MBS; EXCLUDE MORTGAGE    //////////////////
        PASS-THROUGH SECURITIES) WITH AN EXPECTED AVERAGE LIFE OF:(6)                                 //////////////////
        (1)  THREE YEARS OR LESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A561         5,171   M.2.c.(1)
        (2)  OVER THREE YEARS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A562       591,363   M.2.c.(2)
    d.  FIXED RATE AND FLOATING RATE DEBT SECURITIES WITH A REMAINING MATURITY OF ONE YEAR OR LESS    //////////////////
        (INCLUDED IN MEMORANDUM ITEMS 2.a THROUGH 2.c ABOVE)  . . . . . . . . . . . . . . . . . . .   A248        43,654   M.2.d.
3.-6.  Not applicable                                                                                 //////////////////
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or        //////////////////
    trading securities during the calendar year-to-date (report the amortized cost at date of sale    //////////////////
    or transfer)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1778             0   M.7.
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts   //////////////////
    in Schedule RC-B, item 4.b):                                                                      //////////////////
    a.  Amortized cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8780             0   M.8.a.
    b.  Fair value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8781             0   M.8.b.
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule    //////////////////
    RC-B, items 2, 3, and 5):                                                                         //////////////////
    a.  Amortized cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8782             0   M.9.a.
    b.  Fair value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8783             0   M.9.b.
                                                                                                      ------------------

----------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:    THE HUNTINGTON NATIONAL BANK         Call Date:  6/30/97  ST-BK:  39-1610  FFIEC 031
Address:                P.O. BOX 1558                                                              Page RC-6
City, State  Zip:       COLUMBUS, OH  43216
FDIC Certificate No. :  06560

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                                 -----
                                                                                                                 C415  <-
                                                                                --------------------------------------
                                                                                      (Column A)        (Column B)
                                                                                     Consolidated        Domestic
                                                                                        Bank             Offices
                                                                                --------------------------------------
                                                Dollar Amounts in Thousands     RCFD  Bil Mil Thou   RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate ...........................................    1410     6,039,269   /////////////////   1.
    a. Construction and land development ...................................    //////////////////   1415      426,939   1.a.
    b. Secured by farmland (including farm residential and other                //////////////////   /////////////////
       improvements) .......................................................    //////////////////   1420       19,102   1.b.
    c. Secured by 1-4 family residential properties:                            //////////////////   /////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential          //////////////////   /////////////////
           properties and extended under lines of credit....................    //////////////////   1797    1,139,992   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:        //////////////////   /////////////////
           (a) Secured by first liens ......................................    //////////////////   5367    1,498,654   1.c.(2)(a)
           (b) Secured by junior liens .....................................    //////////////////   5368      382,582   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ...........    //////////////////   1460      120,765   1.d.
    e. Secured by nonfarm nonresidential properties ........................    //////////////////   1480    2,451,235   1.e.
2.  Loans to depository institutions:                                           //////////////////   /////////////////
    a. To commercial banks in the U.S. .....................................    //////////////////   1505       26,791   2.a.
       (1) To U.S. branches and agencies of foreign banks ..................    1506             0   /////////////////   2.a.(1)
       (2) To other commercial banks in the U.S. ...........................    1507        26,791   /////////////////   2.a.(2)
    b. To other  depository institutions in the U.S. .......................    1517            34   1517           34   2.b.
    c. To banks in foreign countries .......................................    //////////////////   1510            0   2.c.
       (1) To foreign branches of other U.S. banks .........................    1513             0   /////////////////   2.c.(1)
       (2) To other banks in foreign countries .............................    1516             0   /////////////////   2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers ....    1590        92,925   1590       92,925   3.
4.  Commercial and industrial loans:                                            //////////////////   /////////////////
    a. To U.S. addressees (domicile) .......................................    1763     3,427,557   1763    3,427,557   4.a.
    b. To non-U.S. addressees (domicile) ...................................    1764            44   1764           44   4.b.
5.  Acceptances of other banks:                                                 //////////////////   /////////////////
    a. Of U.S. banks .......................................................    1756         3,759   1756        3,759   5.a.
    b. Of foreign banks ....................................................    1757             0   1757            0   5.b.
6.  Loans to individuals for household, family, and other personal              //////////////////   /////////////////
    expenditures (i.e., consumer loans) (includes purchased paper) .........    //////////////////   1975    3,982,578   6.
    a. Credit cards and related plans (includes check credit and other          //////////////////   /////////////////
       revolving credit plans) .............................................    2008       547,535   /////////////////   6.a.
    b. Other (includes single payment, installment, and all student loans)..    2011     3,435,043   /////////////////   6.b.
7.  Loans to foreign governments and official institutions (including           //////////////////   /////////////////
    foreign central banks) .................................................    2081             5   2081            5   7.
8.  Obligations (other than securities and leases) of states and political      //////////////////   /////////////////
    subdivisions in the U.S. (includes nonrated industrial development          //////////////////   /////////////////
    obligations) ...........................................................    2107        66,497   2107       66,497   8.
9.  Other loans ............................................................    1563       104,222   /////////////////   9.
    a. Loans for purchasing or carrying securities (secured and unsecured)..    //////////////////   1545       10,718   9.a.
    b. All other loans (exclude consumer loans) ............................    //////////////////   1564       93,504   9.b.
10. Lease financing receivables (net of unearned income) ...................    //////////////////   2165    1,099,815  10.
    a. Of U.S. addressees (domicile) .......................................    2182     1,099,815   /////////////////  10.a.
    b. Of non-U.S. addressees (domicile) ...................................    2183             0   /////////////////  10.b.
11. LESS:  Any unearned income on loans reflected in items 1-9 above .......    2123           697   2123          697  11.
12. Total loans and leases, net of unearned income (sum of items 1              //////////////////   /////////////////
    through 10 minus item 11) (total of column A must equal                     //////////////////   /////////////////
    Schedule RC, item 4.a) .................................................    2122    14,842,799   2122   14,842,799  12.
                                                                                --------------------------------------

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                 Call Date: 6/30/97   ST-BK: 39-1610   FFIEC 031
Address:               P.O. BOX 1558                                                                                      Page RC-7
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:   06560

SCHEDULE RC -- CONTINUED
PART I. CONTINUED


                                                                                                    -----------------------
Memoranda                                                               Dollar Amounts in Thousands ////////  Bil Mil Thou
--------------------------------------------------------------------------------------------------- -----------------------
1. Not applicable                                                                                  //////////////////////
2. Loans and leases restructured and in compliance with modified terms (included in Schedule       //////////////////////
   RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N,                //////////////////////
   Memorandum item 1):                                                                             //////////////////////
   a. Loans secured by real estate:                                                                //////////////////////
      (1) To U.S. addressees (domicile)........................................................... RCFD 1687        1,369  M.2.a.(1)
      (2) To non-U.S. addressees (domicile)....................................................... RCFD 1689            0  M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals for        //////////////////////
      household, family, and other personal expenditures)......................................... RCFD 8691            0  M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.               //////////////////////
      addresses (domicile) included in Memorandum item 2.b above.................................. RCFD 8692            0  M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):        //////////////////////
   a. CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY RESIDENTIAL PROPERTIES IN DOMESTIC     //////////////////////
      OFFICES WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF: (1)(2)                          //////////////////////
      (1) THREE MONTHS OR LESS.................................................................... RCON A564      333,827  M.3.a.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS..................................................... RCON A565      407,232  M.3.a.(2)
      (3) OVER ONE YEAR THROUGH THREE YEARS....................................................... RCON A566      237,058  M.3.a.(3)
      (4) OVER THREE YEARS THROUGH FIVE YEARS..................................................... RCON A567       72,311  M.3.a.(4)
      (5) OVER FIVE YEARS THROUGH 15 YEARS........................................................ RCON A568      240,245  M.3.a.(5)
      (6) OVER 15 YEARS........................................................................... RCON A569      207,981  M.3.a.(6)
   b. ALL LOANS AND LEASES OTHER THAN CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY        //////////////////////
      RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES WITH A REMAINING MATURITY OR REPRICING            //////////////////////
      FREQUENCY OF: (1)(3)                                                                         //////////////////////
      (1) THREE MONTHS OR LESS.................................................................... RCFD A570    7,274,923  M.3.b.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS..................................................... RCFD A571    1,791,054  M.3.b.(2)
      (3) OVER ONE YEAR THROUGH THREE YEARS....................................................... RCFD A572    3,430,512  M.3.b.(3)
      (4) OVER THREE YEARS THROUGH FIVE YEARS..................................................... RCFD A573      399,304  M.3.b.(4)
      (5) OVER FIVE YEARS THROUGH 15 YEARS........................................................ RCFD A574      290,666  M.3.b.(5)
      (6) OVER 15 YEARS........................................................................... RCFD A575      102,304  M.3.b.(6)
   c. FIXED RATE AND FLOATING RATE LOANS AND LEASES WITH A REMAINING MATURITY OF ONE YEAR          //////////////////////
      OR LESS (INCLUDED IN MEMORANDUM ITEMS 3.A AND 3.B ABOVE).................................... RCFD A247    9,807,036  M.3.c.
   d. FIXED RATE AND FLOATING RATE LOANS SECURED BY NONFARM NONRESIDENTIAL PROPERTIES              //////////////////////
      IN DOMESTIC OFFICES (4) WITH A REMAINING MATURITY OF OVER FIVE YEARS (INCLUDED IN            //////////////////////
      MEMORANDUM ITEM 3.B ABOVE).................................................................. RCON A577      292,057  M.3.d.
   e. FIXED RATE AND FLOATING RATE COMMERCIAL AND INDUSTRIAL LOANS (5) WITH A REMAINING            //////////////////////
      MATURITY OF OVER THREE YEARS (INCLUDED IN MEMORANDUM ITEM 3.B ABOVE)........................ RCFD A578      305,987  M.3.e.
                                                                                                   ----------------------

----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4)  As defined for Schedule RC-C, part I, item 1.e, column B.
(5)  As defined for Schedule RC-C, part I, item 4, column A.

Legal Title of Bank:    THE HUNTINGTON NATIONAL BANK                           Call Date:      6/30/97  ST-BK: 39-1610 FFIEC 031
Address:                P.O. BOX 1558                                                                                    Page RC-8
City, State  Zip:       COLUMBUS, OH  43216
FDIC Certificate No.:   06560

SCHEDULE RC-C--CONTINUED
PART I. CONTINUED


Memoranda (continued)


                                                                                                  -----------------------
                                                                     Dollar Amounts in Thousands  /////////  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
4.  Loans to finance commercial real estate, construction, and land development activities        ///////////////////////
    (NOT SECURED BY REAL ESTATE) included in Schedule RC-C, part I, items 4 and 9, column A,      ///////////////////////
    page RC-6(1)................................................................................  RCFD 2746             0  M.4.
5.  Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)...............  RCFD 5369       144,391  M.5.
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties  ///////////////////////
    in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B, page RC-6) RCON 5370       470,152  M.6.
                                                                                                  -----------------------

----------------------
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                                                                    ----
                                                                                                                    C420  <-
                                                                                                 -----------------------
                                                                     Dollar Amounts in Thousands /////////  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                           ///////////////////////
 1.  U.S. Treasury securities in domestic offices..............................................  RCON 3531             0  1.
 2.  U.S. Government agency obligations in domestic offices (exclude mortgage-backed
     securities)...............................................................................  RCON 3532             0  2.
 3.  Securities issued by states and political subdivisions in the U.S. in domestic offices....  RCON 3533             0  3.
 4.  Mortgage-backed securities (MBS) in domestic offices:                                       ///////////////////////
     a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA..................  RCON 3534             0  4.a.
     b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA           ///////////////////////
         (include CMOs, REMICs, and stripped MBS)..............................................  RCON 3535             0  4.b.
     c.  All other mortgage-backed securities..................................................  RCON 3536             0  4.c.
 5.  Other debt securities in domestic offices.................................................  RCON 3537             0  5.
 6.  Certificates of deposit in domestic offices...............................................  RCON 3538             0  6.
 7.  Commercial paper in domestic offices......................................................  RCON 3539             0  7.
 8.  Bankers acceptances in domestic offices...................................................  RCON 3540         2,481  8.
 9.  Other trading assets in domestic offices..................................................  RCON 3541             0  9.
10.  Trading assets in foreign offices.........................................................  RCFN 3542             0 10.
11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity   ///////////////////////
     contracts:                                                                                  ///////////////////////
     a.  In domestic offices...................................................................  RCON 3543             0 11.a.
     b.  In foreign offices....................................................................  RCFN 3543             0 11.b.
12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5).........  RCFD 3545         2,481 12.
                                                                                                 -----------------------
                                                                                                 -----------------------
LIABILITIES                                                                                      /////////  Bil Mil Thou
                                                                                                 -----------------------
13.  Liability for short positions.............................................................  RCFD 3546             0 13.
14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity  ///////////////////////
     contracts.................................................................................  RCFD 3547             0 14.
15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b)      RCFD 3548             0 15.
                                                                                                 -----------------------

Legal Title of Bank:    The Huntington National Bank                            Call Date:      6/30/97 ST-BK:  39-1610  FFIEC 031
Address:                P.O. Box 1558                                                                                   Page RC-8a
City, State  Zip:       Columbus, OH  43216
FDIC Certificate No.:   06560

SCHEDULE RC-C--CONTINUED

PART II.  LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was MOST RECENTLY approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participations or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES
1.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties"
     in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, AND all or substantially                    C418 <-
     all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" in        -----------------------
     domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have ORIGINAL AMOUNTS of         RCON    YES       NO
     $100,000 or less (if your bank has no loans outstanding in BOTH of these two loan categories,          -----------------------
     place an "x" in the box marked "no".).........................................................          6999          /// x 1.
                                                                                                            -----------------------


if yes, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
if no and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
if no and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

                                                                                           -----------------
                                                                                           number of loans
2.   Report the total NUMBER of loans CURRENTLY OUTSTANDING for each of the                -----------------
     following schedule rc-c, part i, loan categories:                                     RCON ////////////
     a.  "Loans secured by nonfarm nonresidential properties" in domestic offices          /////////////////
         reported in Schedule RC-C, part I, item 1.e, column B.  (Note: Item 1.e,          /////////////////
         column B, divided by the number of loans should NOT exceed $100,000.).....        5562          N/A  2.a.
     b.  "Commercial and industrial loans to U.S. addressees" in domestic offices          /////////////////
         reported in Schedule RC-C, part I, item 4.a, column B. (Note: Item 4.a,           /////////////////
         column B, divided by the number of loans should NOT exceed $100,000.).....        5563          N/A  2.b.
                                                                                           ------------------


                                                                                       -------------------------------------
                                                                                        (Column A)             (Column B)
                                                                                                                 Amount
                                                                                                                Currently
                                                                                       Number of Loans         Outstanding
                                                        Dollar Amounts in Thousands    RCON /////////////  RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
3.   Number and amount CURRENTLY OUTSTANDING of "Loans secured by nonfarm              //////////////////////////////////////
     nonresidential properties" in domestic offices reported in Schedule RC-C,         //////////////////////////////////////
     part I, item 1.e, column B (sum of items 3.a through 3.c must be less than        //////////////////////////////////////
     or equal to Schedule RC-C, part I, item 1.e, column B):                           //////////////////////////////////////
     a.  With ORIGINAL AMOUNTS of $100,000 or less .................................   5564         3,810  5565       134,704  3.a.
     b.  With ORIGINAL AMOUNTS of more than $100,000 or less .......................   5566         2,278  5567       288,932  3.b.
     c.  With ORIGINAL AMOUNTS of more than $250,000 through $1,000,000.............   5568         2,206  5569       804,460  3.c.
4.   Number and amount CURRENTLY OUTSTANDING of "Commercial and industrial             //////////////////////////////////////
     loans to U.S. addressees" in domestic offices reported in Schedule RC-C,          //////////////////////////////////////
     part I, item 4.a, column B (sum of items 4.a through 4.c must be less than        //////////////////////////////////////
     or equal to Schedule RC-C, part I, item 4.a, column B):                           //////////////////////////////////////
     a.  With ORIGINAL AMOUNTS of $100,000 or less..................................   5570        21,664  5571       325,232  4.a.
     b.  With ORIGINAL AMOUNTS more than $100,000 through $250,000..................   5572         2,352  5573       267,899  4.b.
     c.  With ORIGINAL AMOUNTS more than $250,000 through $1,000,000................   5574         2,103  5575       689,978  4.c.
                                                                                       --------------------------------------

                                      18a

Legal Title of Bank:  The HUNTINGTON NATIONAL BANK                                Call Date:  6/30/97  ST-BK:  39-1610   FFIEC  031
Address:              P.O. BOX 1558                                                                                      Page RC-8b
City, State   Zip:    COLUMBUS, OH  43216
FDIC Certificate No.: 06560

SCHEDULE RC-C--CONTINUED

PART II. CONTINUED

AGRICULTURAL LOANS TO SMALL FARMS
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland
   (including   farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, AND all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have ORIGINAL AMOUNTS of $100,000 or less (If your bank has no loans outstanding in BOTH of these
   two loan categories,                              YES     NO
                                                   -------------
   place an "X" in the box marked "NO".) .......   6860    /// X 5.
                                                   -------------
If YES, complete items 6.a and 6.b below and do not complete item 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

                                                                                   ---------------------
6. Report the total NUMBER of loans CURRENTLY OUTSTANDING for each of the             Number of Loans
   following Schedule RC-C, part I, loan categories:                               ---------------------
   a. "Loans secured by farmland (including farm residential and other             RCON ////////////////
      improvements)" in domestic offices reported in Schedule RC-C, part           ////////////////////
      I, item 1.b, column B. (Note: Item 1.b, column B, divided by the number      ///////////////////
      of loans should NOT exceed $100,000.) ..................................     5576            N/A  6.a.
                                                                                   -------------------
   b. "Loans to finance agricultural production and other loans to farmers" in
      domestic offices reported in Schedule RC-C, part I, item 3, column B.        ///////////////////
      (Note: Item 3, column B, divided by the number of loans should NOT          ///////////////////
      exceed $100,000.) ......................................................    5577           N/A    6.b.
                                                                                  --------------------

                                                                                ---------------------------------------
                                                                                  (Column A)         (Column B)
                                                                                                       Amount
                                                                                                      Currently
                                                                                Number of Loans      Outstanding
                                                                                ---------------------------------------
                                                    Dollar Amounts in Thousands RCON ////////////     RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
7. Number and amount CURRENTLY OUTSTANDING of "Loans secured by farmland        ///////////////////////////////////////
   (including farm residential and other improvements)" in domestic offices    ////////////////////////////////////////
   reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a     ////////////////////////////////////////
   through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b,  ////////////////////////////////////////
   column B):                                                                  ////////////////////////////////////////
   a. With ORIGINAL AMOUNTS of $100,000 or less .............................  5578          127     5579      5,655    7.a.
   b. With ORIGINAL AMOUNTS of more than $100,000 through $250,000 ..........  5580           66     5581      7,653    7.b.
   c. With ORIGINAL AMOUNTS of more than $250,000 through $500,000 ..........  5582            9     5583      2,771    7.c.
8. Number and amount CURRENTLY OUTSTANDING of "Loans to financial agricultural  ///////////////////////////////////////
   production and other loans to farmers" in domestic offices reported in      ////////////////////////////////////////
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c       ////////////////////////////////////////
   must be less than or equal to Schedule RC-C, part I, item 3, column B):     ////////////////////////////////////////
   a. With ORIGINAL AMOUNTS of $100,000 or less .............................  5584        1,197     5585     31,133    8.a.
   b. With ORIGINAL AMOUNTS of more than $100,000 through $250,000 ..........  5586          214     5587     26,275    8.b.
   c. With ORIGINAL AMOUNTS of more than $250,000 through $500,000 ..........  5588           55     5589     14,485    8.c.
----------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK                              Call Date:     6/30/97  ST-BK:  39-1610  FFIEC 031
Address:              P.O. Box 1558                                                                                      Page RC-9
City, State  Zip:     COLUMBUS, OH  43216
FDIC Certificate No.: 06560



SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                              C425
                                                                                                      Nontransaction
                                                                       Transaction Accounts              Accounts
                                                           -------------------------------------------------------------
                                                                 (Column A)          (Column B)          (Column C)
                                                              Total transaction     Memo:  Total            Total
                                                             accounts (including   demand deposits      nontransaction
                                                                total demand        (included in           accounts
                                                                  deposits)            column A)       (including MMDAs)
                                                             -----------------------------------------------------------
                            Dollar Amounts in Thousands      RCON Bil Mil Thou     RCON Bil Mil Thou   RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                 /////////////////     /////////////////   /////////////////
1.  Individuals, partnerships, and corporations...........   2201    2,872,521     2240    2,240,279   2346   10,762,236 1.
2.  U.S. Government.......................................   2202        7,336     2280        7,336   2520            0 2.
3.  States and political subdivisions in the U.S. ........   2203       82,776     2290       82,776   2530      331,284 3.
4.  Commercial banks in the U.S. .........................   2206       60,359     2310       60,359   2550            0 4.
5.  Other depository institutions in the U.S. ............   2207        5,490     2312        5,490   2349            0 5.
6.  Banks in foreign countries............................   2213        3,718     2320        3,718   2236            0 6.
7.  Foreign governments and official institutions            /////////////////     /////////////////   /////////////////
    (including foreign central banks).....................   2216            0     2300            0   2377            0 7.
8.  Certified and official checks.........................   2330       61,299     2330       61,299   ///////////////// 8.
9.  Total (sum of items 1 through 8) (sum of                 /////////////////     /////////////////   /////////////////
    columns A and C must equal Schedule RC,                  /////////////////     /////////////////   /////////////////
    item 13.a)............................................   2215    3,093,499     2210    2,461,257   2385   11,093,520 9.
                                                             -----------------------------------------------------------

Memoranda

                                                                        Dollar Amounts in Thousands   RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):                      /////////////////
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts..........................  6835      849,628 M.1.a.
    b.  Total brokered deposits......................................................................  2365      440,326 M.1.b.
    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):                       /////////////////
        (1)  Issued in denominations of less than $100,000 ..........................................  2343            0 M.1.c. (1)
        (2)  Issued EITHER in denominations of $100,00O OR in denominations greater than               /////////////////
             $100,000 and participated out by the broker in shares of $100,000 or less...............  2344            0 M.1.c. (2)
    d.  Maturity data for brokered deposits:                                                           /////////////////
        (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining          /////////////////
             maturity of one year or less (included in Memorandum item 1.c. (1) above) ..............  A243            0 M.1.d. (1)
        (2)  Brokered deposits issued in denominations of $100,000 or more with a remaning             /////////////////
             maturity of one year or less (included in Memorandum item 1.b above) ...................  A244      440,326 M.1.d. (2)
    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.        /////////////////
        reported in item 3 above which are secured or collateralized as required under state law) ...  5590       38,123 M.1.e.
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d               /////////////////
    must equal item 9, column C above):                                                                /////////////////
    a.  Savings deposits:                                                                              /////////////////
        (1)  Money market deposit accounts (MMDAs) ..................................................  6810    2,072,343 M.2.a. (1)
        (2)  Other savings deposits (excludes MMDAs) ................................................  0352    2,737,234 M.2.a. (2)
    b.  Total time deposits of less than $100,000 ...................................................  6648    4,885,968 M.2.b.
    c.  Total time deposits of $100,000 or more .....................................................  2604    1,397,975 M.2.c.
3.  All NOW accounts (included in column A above) ...................................................  2398      552,835 M.3.
4.  Not applicable                                                                                     -----------------

Legal Title of Bank:    THE HUNTINGTON NATIONAL BANK                             Call Date:      6/30/97 ST-BK:  39-1610  FFIEC 031
Address:                P.O. Box 1558                                                                                    Page RC-10
City, State  Zip:       Columbus, OH  43216
FDIC Certificate No.:   06560

SCHEDULE RC-E--CONTINUED

PART I. CONTINUED

Memoranda (continued)


                                                                      Dollar Amounts in Thousands    RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
5.  MATURITY AND REPRICING DATA FOR TIME DEPOSITS OF LESS THAN $100,000:                             //////////////////
    A.  TIME DEPOSITS OF LESS THAN $100,000 WITH A REMAINING MATURITY OR REPRICING FREQUENCY         //////////////////
        OF: (1) (2)                                                                                  //////////////////
        (1)  THREE MONTHS OR LESS................................................................    A579       842,903  M.5.a.(1)
        (2)  OVER THREE MONTHS THROUGH 12 MONTHS.................................................    A580     1,823,661  M.5.a.(2)
        (3)  OVER ONE YEAR THROUGH THREE YEARS...................................................    A581     1,820,126  M.5.a.(3)
        (4)  OVER THREE YEARS....................................................................    A582       399,278  M.5.a.(4)
    B.  FIXED RATE AND FLOATING RATE TIME DEPOSITS OF LESS THAN $100,000 WITH A REMAINING MATURITY   //////////////////
        OF ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEMS 5.A.(1) THROUGH 5.A.(4) ABOVE).........    A241     2,666,564  M.5.b.
6.  MATURITY AND REPRICING DATA FOR TIME DEPOSITS OF $100,000 OR MORE:                               //////////////////
    A.  TIME DEPOSITS OF $100,000 OR MORE WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:(1)(3) //////////////////
        (1)  THREE MONTHS OR LESS................................................................    A584       655,065  M.6.a.(1)
        (2)  OVER THREE MONTHS THROUGH 12 MONTHS.................................................    A585       601,153  M.6.a.(2)
        (3)  OVER ONE YEAR THROUGH THREE YEARS...................................................    A586       104,260  M.6.a.(3)
        (4)  OVER THREE YEARS....................................................................    A587        37,497  M.6.a.(4)
    B.  FIXED RATE AND FLOATING RATE TIME DEPOSITS OF $100,000 OR MORE WITH A REMAINING MATURITY OF  //////////////////
        ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEMS 6.A.(1) THROUGH 6.A.(4) ABOVE.............    A242     1,256,218  M.6.b.


-----------------------------
(1)  Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2)  SUM OF MEMORANDUM items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3)  Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.


Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK                              Call Date:     6/30/97  ST-BK:  39-1610  FFIEC 031
Address:              P.O. BOX 1558                                                                                     Page RC-11
City, State  Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:  06560



SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFs)



                                                                                                            -----------------
                                                                            Dollar Amounts in Thousands     RCFN Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                                /////////////////
1.  Individuals, partnerships, and corporations........................................................     2621       92,300 1.
2.  U.S. banks (including IBFs and foreign branches of U.S. banks).....................................     2623      305,000 2.
3.  Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs.........     2625            0 3.
4.  Foreign governments and official institutions (including foreign central banks)....................     2650            0 4.
5.  Certified and official checks......................................................................     2330            0 5.
6.  All other deposits.................................................................................     2668       52,212 6.
7.  Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)...............................     2200      449,512 7.

Memorandum
                                                                                                            -----------------
                                                                            Dollar Amounts in Thousands     RCFN Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above)          A245      449,512 M.1.


SCHEDULE RC-F--OTHER ASSETS
                                                                                                                     --------
                                                                                                                        C430 <-
                                                                                                            -----------------
                                                                            Dollar Amounts in Thousands     //// Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  Income earned, not collected on loans..............................................................     RCFD 2164  76,301 1.
2.  Net deferred tax assets (1)........................................................................     RCFD 2148       0 2.
3.  INTEREST-ONLY STRIPS RECEIVABLE (NOT IN THE FORM OF A SECURITY) (2) ON:                                  /////////////////
    a.  MORTGAGE LOANS.................................................................................     RCFD A519       0 3.a.
    b.  OTHER FINANCIAL ASSETS ........................................................................     RCFD A520       0 3.b.
4.  Other (itemize and describe amounts that exceed 25% of this item)..................................     RCFD 2168 256,960 4.
        ---------                                                    ----------------------------------
    a.  TEXT 3549                                                    RCFD 3549                              ///////////////// 4.a.
        ------------------------------------------------------------
    b.  TEXT 3550                                                    RCFD 3550                              ///////////////// 4.b.
        ------------------------------------------------------------
    c.  TEXT 3551                                                    RCFD 3551                              ///////////////// 4.c.
        -----------------------------------------------------------------------------------------------
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11).................................     RCFD 2160 333,261 5.

                                                                                                            -----------------
Memorandum                                                                  Dollar Amounts in Thousands     //// Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes......................................     RCFD 5610       0 M.1.


SCHEDULE RC-G--OTHER LIABILITIES
                                                                                                                     --------
                                                                                                                        C435 <-
                                                                                                            -----------------
                                                                            Dollar Amounts in Thousands     //// Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  a.  Interest accrued and unpaid on deposits in domestic offices (3) ...............................     RCON 3645  92,738 1.a.
    b.  Other expenses accrued and unpaid (includes accrued income taxes payable)......................     RCFD 3646 134,538 1.b.
2.  Net deferred tax liabilities (1) ..................................................................     RCFD 3049  30,152 2.
3.  Minority interest in consolidated subsidiaries.....................................................     RCFD 3000      49 3.
4.  Other (itemize and describe amounts that exceed 25% of this item)..................................     RCFD 2938  37,487 4.
                                                                     ----------------------------------
    a.  TEXT 3552                                                    RCFD 3552                              ///////////////// 4.a.
        ------------------------------------------------------------
    b.  TEXT 3553                                                    RCFD 3553                              ///////////////// 4.b.
        ------------------------------------------------------------
    c.  TEXT 3554                                                    RCFD 3554                              ///////////////// 4.c.
        -----------------------------------------------------------------------------------------------
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20).................................     RCFD 2930 294,964 5.

---------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)  For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                      Call Date:  6/30/97   ST-BK:  39-1610  FFIEC 031
Address:               P.O. BOX 1558                                                                            Page RC-12
City, State  Zip:      COLUMBUS, OH  43216
FDIC Certificate No.:  06560


SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES



                                                                                                              -----------
                                                                                                                    C440
                                                                                                              -----------
                                                                                                       Domestic Offices
                                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Customers' liability to this bank on acceptances outstanding .................................    2155        42,573     1.
2.  Bank's liability on acceptances executed and outstanding ......................................   2920        42,573     2.
3.  Federal funds sold and securities purchased under agreements to resell .......................    1350        33,204     3.
4.  Federal funds purchased and securities sold under agreements to repurchase ...................    2800     1,436,086     4.
5.  Other borrowed money .........................................................................    3190     2,573,113     5.
    EITHER                                                                                            //////////////////
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................    2163           N/A     6.
    OR                                                                                                //////////////////
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................    2941       458,342     7.
8.  Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and         //////////////////
    IBFs) ........................................................................................    2192    21,040,574     8.
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and      //////////////////
    IBFs) ........................................................................................    3129    18,999,200     9.
                                                                                                    ----------------------

                                                                                                    -----------------------
ITEMS 10-17 INCLUDE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.           RCON  Bil Mil Thou
                                                                                                    -----------------------
10. U.S. Treasury securities .....................................................................    1779        674,382   10.
11. U.S. Government agency obligations (exclude mortgage-backed securities) ......................    1785      1,502,271   11.
12. Securities issued by states and political subdivisions in the U.S. ...........................    1786         88,820   12.
13. Mortgage-backed securities (MBS):                                                                 ///////////////////
    a. Pass-through securities:                                                                       ///////////////////
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................    1787      1,152,909   13.a.(1)
       (2) Other pass-through securities .........................................................    1869              0   13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                     ///////////////////
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................    1877        572,828   13.b.(1)
       (2) All other mortgage-backed securities ..................................................    2253         23,706   13.b.(2)
14. Other domestic debt securities ...............................................................    3159        391,714   14.
15. Foreign debt securities ......................................................................    3160          3,486   15.
16. Equity securities:                                                                                ///////////////////
    a. Investments in mutual funds and other equity securities with readily                           ///////////////////
       determinable fair values ..................................................................    A513             42   16.a.
    b. All other equity securities ...............................................................    3169         33,424   16.b.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) ........    3170      4,443,582   17.
                                                                                                    -----------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                    -----------------------
                                                                       Dollar Amounts in Thousands    RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
    EITHER                                                                                            ///////////////////
1.  Net due from the IBF of the domestic offices of the reporting bank ...........................    3051            N/A   M.1.
    OR                                                                                                ///////////////////
2.  Net due to the IBF of the domestic offices of the reporting bank .............................    3059            N/A   M.2.
                                                                                                    -----------------------


Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK     Call Date: 6/30/97 ST-BK: 39-1610     FFIEC 031
Address:              P.O. BOX 1558                                                          Page RC-13
City, State  Zip:     COLUMBUS, OH  43216
FDIC Certificate No.: 06560


SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.


                                                                                                  ------------------------
                                                                                                                      C445 <-
                                                                                                  ------------------------
                                                                     Dollar Amounts in Thousands   RCFN   Bil   Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ...............   2133               N/A   1.
2.  Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,            //////////////////////
    item 12, column A) ..........................................................................   2076               N/A   2.
3.  IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,                //////////////////////
    column A)....................................................................................   2077               N/A   3.
4.  Total IBF liabilities (component of Schedule RC, item 21) ...................................   2898               N/A   4.
5.  IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,         //////////////////////
    part II, items 2 and 3) .....................................................................   2379               N/A   5.
6.  Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ...   2381               N/A   6.


SCHEDULE RC-K--QUARTERLY AVERAGES (1)
                                                                                                   -----------------------
                                                                                                                     C455 <-
                                                                                                   ------------------------
                                                                     Dollar Amounts in Thousands  ////// Bil   Mil   Thou
---------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                            ///////////////////////
1. Interest-bearing balances due from depository institutions .................................   RCFD  3381          353  1.
2. U.S. Treasury securities and U.S. Government agency obligations (2) ........................   RCFD  3382    4,398,793  2.
3. Securities issued by states and political subdivisions in the U.S. (2) .....................   RCFD  3383       58,009  3.
4. a. Other debt securities (2) ...............................................................   RCFD  3647      433,748  4.a.
   b. Equity securities (3)(includes investments in mutual funds and Federal Reserve stock)....   RCFD  3648       33,466  4.b.
5. Federal funds sold and securities purchased under agreements to resell .....................   RCFD  3365       26,722  5.
6. Loans:                                                                                         ///////////////////////
   a. Loans in domestic offices:                                                                  ///////////////////////
      (1) Total loans .........................................................................   RCON 3360    13,623,322  6.a.(1)
      (2) Loans secured by real estate ........................................................   RCON 3385     4,687,450  6.a.(2)
      (3) Loans to finance agricultural production and other loans to farmers .................   RCON 3386        88,116  6.a.(3)
      (4) Commercial and industrial loans......................................................   RCON 3387     4,518,401  6.a.(4)
      (5) Loans to individuals for household, family, and other personal expenditures .........   RCON 3388     4,326,640  6.a.(5)
   b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ...............   RCFN 3360             0  6.b.
7. Trading assets     .........................................................................   RCFD 3401         3,967  7.
8. Lease financing receivables (net of unearned income) .......................................   RCFD 3484     1,080,771  8.
9. Total assets (4) ...........................................................................   RCFD 3368    20,987,023  9.
LIABILITIES                                                                                       ///////////////////////
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,        ///////////////////////
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ..............   RCON 3485     1,539,632  10.
11. Nontransaction accounts in domestic offices:                                                  ///////////////////////
    a. Money market deposit accounts (MMDAs) ..................................................   RCON 3486       856,143  11.a.
    b. Other savings deposits .................................................................   RCON 3487     2,845,110  11.b.
    c. Time deposits if $100,000 or more ......................................................   RCON A514     1,326,217  11.c.
    d. Time deposits of less than $100,000 ....................................................   RCON A529     4,770,547  11.d.

12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs ...   RCFN 3404       571,719  12.
13. Federal funds purchased and securities sold under agreements to repurchase.................   RCFD 3353     1,503,127  13.
14. Other borrowed money (includes mortgage  indebtedness and obligations under capitalized       ///////////////////////
    leases)  ..................................................................................   RCFD 3355     2,634,999  14.


-------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:     THE HUNTINGTON NATIONAL BANK                            Call Date:   6/30/97  ST-BK:  39-1610  FFIEC  031
Address:                 P.O. BOX 1558                                                                                   Page RC-14
City, State   Zip:       COLUMBUS, OH  43216
FDIC Certification No.:  06560

SCHEDULE RC-L--OFF BALANCE SHEET ITEMS
Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                   --------
                                                                                                                     C460
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands   RCFD  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:                                                                                //////////////////
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity       //////////////////
       lines .......................................................................................   3814     1,177,309    1.a.
    b. Credit card lines ...........................................................................   3815     1,787,377    1.b.
    c. Commercial real estate, construction, and land development:                                     //////////////////
       (1) Commitments to fund loans secured by real estate ........................................   3816       490,383    1.c.(1)
       (2) Commitments to fund loans not secured by real estate ....................................   6550             0    1.c.(2)
    d. Securities underwriting .....................................................................   3817             0    1.d.
    e. Other unused commitments ....................................................................   3818     2,500,689    1.e
2.  Financial standby letters of credit and foreign office guarantees ..............................   3819       502,716    2.
    a. Amount of financial standby letters of credit conveyed to others   | RCFD 3820 |       90,482   //////////////////    2.a.
3.  Performance standby letters of credit and foreign office guarantees ............................   3821       117,889    3.
    a. Amount of performance standby letters of credit conveyed to others | RCFD 3822 |       34,005   //////////////////    3.a.
4.  Commercial and similar letters of credit .......................................................   3411       145,722    4.
5.  Participations in acceptances (as described in the instructions) conveyed to others by the         //////////////////
    reporting bank .................................................................................   3428             0    5.
6.  Participations in acceptances (as described in the instructions) acquired by the reporting         //////////////////
    (nonaccepting) bank ............................................................................   3429             0    6.
7.  Securities borrowed ............................................................................   3432             0    7.
8.  Securities lent (including customers' securities lent where the customer is indemnified against    //////////////////
    loss by the reporting bank) ....................................................................   3433             0    8.
9.  FINANCIAL ASSETS TRANSFERRED WITH RECOURSE THAT HAVE BEEN TREATED AS SOLD FOR                      //////////////////
    CALL REPORT PURPOSES:                                                                              //////////////////
    a. FIRST LIEN 1-TO-4 FAMILY RESIDENTIAL MORTGAGE LOANS:                                            //////////////////
       (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE ............   A521        15,154    9.a.(1)
       (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE ....................   A522        15,154    9.a.(2)
    b. OTHER FINANCIAL ASSETS (EXCLUDING SMALL BUSINESS OBLIGATIONS REPORTED IN ITEM 9.C) :            //////////////////
       (1) OUTSTANDING PRINCIPAL BALANCE OF ASSETS TRANSFERRED AS OF THE REPORT DATE ...............   A523             0    9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date .......................   A524             0    9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the                   //////////////////
       Riegle Community Development and Regulatory Improvement Act of 1994:                            //////////////////
       (1) Outstanding principal balance of small business obligations transferred                     //////////////////
           as of the report date ...................................................................   A249             0    9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date ..................   A250             0    9.c.(2)
10. NOTIONAL AMOUNT OF CREDIT DERIVATIVES:                                                             //////////////////
    a. CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE GUARANTOR .............................   A534             0   10.a.
    b. CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE BENEFICIARY ...........................   A535             0   10.b.
11. Spot foreign exchange contracts ................................................................   8765         5,468   11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and       //////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")     3430             0   12.
       -------------                                                             --------------------  //////////////////
    a.   TEXT 3555   ___________________________________________________________   RCFD 3555           //////////////////   12.a.
    b.   TEXT 3556   ___________________________________________________________   RCFD 3556           //////////////////   12.b.
    c.   TEXT 3557   ___________________________________________________________   RCFD 3557           //////////////////   12.c.
    d.   TEXT 3558   ___________________________________________________________   RCFD 3558           //////////////////   12.D.
       ------------                                                              ------------------------------------------


Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                              Call Date:  6/30/97  ST-BK: 39-1610  FFIEC 031
Address:               P.O. BOX 1558                                                                                  Page RC-15
City, State   Zip      COLUMBUS, OH  43216
FDIC Certificate No.:  06560


SCHEDULE RC-L--CONTINUED

                                                                                                   -------------------------
                                                             Dollar Amount in Thousands               RCFD  Bil Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
13.  All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         //////////////////////
     describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  5591                 0  13.

        -----------                                            ------------------------------------  //////////////////////
     a.  TEXT  5592                                             RCFD  5592                           //////////////////////  13.a.
     b.  TEXT  5593 ------------------------------------------- RCFD  5593                           //////////////////////  13.b.
     c.  TEXT  5594 ------------------------------------------- RCFD  5594                           //////////////////////  13.c.
     d.  TEXT  5595 ------------------------------------------- RCFD  5595                           //////////////////////  13.d.
----------------------------------------------------------------------------------------------------------------------------
                                                                                                              ------------
                                                                                                                  C461
                                               (Column A)          (Column B)           (Column C)          (Column D)
          Dollar Amounts in Thousands         Interest Rate      Foreign Exchange    Equity Derivative      Commodity and
--------------------------------------------   Contracts            Contracts           Contracts         Other Contracts
Off-balance Sheet Derivatives                ----------------    -----------------   -----------------  -----------------
                                             Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou  Tril Bil Mil Thou
      Position Indicators                    ------------------  -----------------   -----------------  -----------------
--------------------------------------------
14. Gross amounts (e.g., notional             ////////////////     /////////////      //////////////      ///////////////
    amounts) (for each column, sum of         ////////////////     /////////////      //////////////      ///////////////
    items 14.a through 14.e must equal        ////////////////     /////////////      //////////////      ///////////////
    sum of items 15, 16.a, and 16.b):         ////////////////     /////////////      //////////////      ///////////////
    a.  Futures contracts .................                  0                 0                   0                    0   14.a.
                                                  RCFD 8693       RCFD 8694           RCFD 8695           RCFD 8696
    b.  Forward contracts .................            207,062            27,196                   0                    0   14.b.
                                                  RCFD 8697       RCFD 8698           RCFD 8699           RCFD 8700
    c.  Exchange-traded option contracts:     ////////////////     /////////////       /////////////      ///////////////
        (1) Written options ...............                  0                 0                   0                    0   14.c.(1)
                                                  RCFD 8701       RCFD 8702           RCFD 8703           RCFD 8704
        (2) Purchased options .............                  0                 0                   0                    0   14.c.(2)
                                                  RCFD 8705       RCFD 8706           RCFD 8707           RCFD 8708
    d.  Over-the-counter option contracts:    ////////////////     /////////////       /////////////      ///////////////
        (1)Written options ................             73,674                 0                   0                    0   14.d.(1)
                                                  RCFD 8709       RCFD 8710           RCFD 8711           RCFD 8712
        (2) Purchased options .............            637,674                 0                   0                    0   14.d.(2)
                                                  RCFD 8713       RCFD 8714           RCFD 8715           RCFD 8716
    e. Swaps ..............................          2,746,692               766                   0                    0
                                                  RCFD 3450       RCFD 3826           RCFD 8719           RCFD 8720         14.e
15. Total gross notional amount of            ////////////////    //////////////      //////////////      ///////////////
    derivative contracts held for trading .            728,322            27,196                   0                 0.15
    trading................................       RCFD A126       RCFD A127           RCFD 8723           RCFD 8724
16. Total gross notional amount of            ////////////////    //////////////      //////////////      ///////////////
    derivative contracts held for             ////////////////    //////////////      //////////////      ///////////////
    purposes other than trading: ..........   ////////////////    //////////////      //////////////      ///////////////
    a. Contracts marked to market .........            471,062                 0                   0                    0   16.a.
                                                  RCFD 8725       RCFD 8726           RCFD 8727            RCFD 8728
    b. Contracts not marked to market .....          2,465,718               766                   0                    0   16.b.
                                                  RCFD 8729       RCFD 8730           RCFD 8731            RCFD 8732
    c. Interest rate swaps where the bank     ////////////////    //////////////       /////////////      ///////////////
       has agreed to pay a fixed rate .....             50,000    //////////////      //////////////      ///////////////   16.c.
                                                  RCFD  A589     ///////////////      //////////////      ///////////////

                                             ------------------------------------------------------------------------------


Legal Title of Bank:    THE HUNTINGTON NATIONAL BANK                       Call Date:      6/30/97  ST-BK:  #39-1610 FFIEC 031
Address:                P.O. BOX 1558                                                                               Page RC-16
City, State Zip:        COLUMBUS, OH  43216
FDIC Certificate No.:    06560


SCHEDULE RC-L--CONTINUED)

                                     ______________________________________________________________________________
                                       (Column A)           (Column B)          (Column C)         (Column D)
       Dollar Amounts in Thousands   Interest Rate        Foreign Exchange    Equity Derivative   Commodity and
___________________________________    Contracts            Contracts           Contracts        Other Contracts
   Off-balance Sheet Derivatives     ____________________ ___________________ __________________ _________________
       Position Indicators           RCFD Bil Mil Thou   RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
___________________________________________________________________________ __________________ _________________
17.  Gross fair values of            //////////////////// /////////////////// ////////////////// /////////////////
     derivative contracts:           //////////////////// /////////////////// ////////////////// /////////////////
     a.   Contracts held for         //////////////////// /////////////////// ////////////////// /////////////////
          trading:                   //////////////////// /////////////////// ////////////////// /////////////////
          (1)  Gross positive        //////////////////// /////////////////// ////////////////// /////////////////
               fair value .......... 8733          29,750 8734            236 8735             0 8736            0   17.a.(1)
          (2)  Gross negative        //////////////////// /////////////////// ////////////////// /////////////////
               fair value .......... 8737          28,989 8738            218 8739             0 8740            0   17.a.(2)
     b.   Contracts held for         //////////////////// /////////////////// ////////////////// /////////////////
          purposes other than        //////////////////// /////////////////// ////////////////// /////////////////
          trading that are marked    //////////////////// /////////////////// ////////////////// /////////////////
          to market:                 //////////////////// /////////////////// ////////////////// /////////////////
          (1)  Gross positive        //////////////////// /////////////////// ////////////////// /////////////////
               fair value .......... 8741           4,948 8742              0 8743             0 8744            0   17.b.(1)
          (2)  Gross negative        //////////////////// /////////////////// ////////////////// /////////////////
               fair value .......... 8745           1,769 8746              0 8747             0 8748            0   17.b.(2)
     c.   Contracts held for         //////////////////// /////////////////// ////////////////// /////////////////
          purposes other than        //////////////////// /////////////////// ////////////////// /////////////////
          trading that are not       //////////////////// /////////////////// ////////////////// /////////////////
          marked to market:          //////////////////// //////////////////  ////////////////// /////////////////
          (1)  Gross positive        //////////////////// //////////////////  ////////////////// /////////////////
               fair value .......... 8749          18,418 8750           110  8751             0 8752            0   17.c.(1)
          (2)  Gross negative        //////////////////// //////////////////  ////////////////// /////////////////
               fair value .......... 8753         11,1538 754              0  8756             0 8756            0   17.c.(2)
                                     -------------------- ------------------  ------------------ -----------------



                                                                                                    ___________________
Memoranda                                                           Dollar Amounts in Thousands      RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------- __________________
1.-2.  Not applicable                                                                               //////////////////
3. Unused commitments with an original maturity exceeding one year that are reported in             //////////////////
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments      //////////////////
   that are fee paid or otherwise legally binding) ................................................ 3833     2,216,463   M.3.
   a.  Participations in commitments with an original maturity        _____________________________ //////////////////
       exceeding one year conveyed to others ........................  RCFD 3834     395,488        //////////////////   M.3.a.
                                                                      ____________ ________________ //////////////////
4. To be completed only by banks with $1 billion or more in total assets:                           //////////////////
   Standby letters of credit and foreign office guarantees (both financial and performance) issued  //////////////////
   to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .............. 3377         2,600   M.4.
5. Installment loans to individuals for household, family, and other personal expenditures that     //////////////////
   have been securitized and sold (with servicing retained), amounts outstanding by type of loan:   //////////////////
   a.  Loans to purchase private passenger automobiles (TO BE COMPLETED FOR THE                     //////////////////
       SEPTEMBER REPORT ONLY) ..................................................................... 2741           N/A   M.5.a.
   b.  Credit cards and related plans (TO BE COMPLETED QUARTERLY) ................................. 2742             0   M.5.b.
   c.  All other consumer installment credit (including mobile home loans) (TO BE COMPLETED FOR THE //////////////////
       SEPTEMBER REPORT ONLY ...................................................................... 2743           N/A   M.5.c.
                                                                                                    ------------------


Legal Title of Bank:     THE HUNTINGTON NATIONAL BANK                            Call Date:    6/30/97   St-BK:  39-1610  FFIEC 031
Address:                 P.O. BOX 1958                                                                                    Page RC-17
City, State,  Zip:       COLUMBUS, OH  43126
FDIC Certification No.:  06560

SCHEDULE RC-M--MEMORANDA


                                                                                                                 ----------
                                                                                                                    C465
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands   RCFD  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal         //////////////////
    shareholders, and their related interests as of the report date:                                   //////////////////
    a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    //////////////////
       shareholders, and their related interests ...................................................   6164       285,147   1.a.
    b. Number of executive officers, directors, and principal shareholders to whom the amount of       //////////////////
       all extensions of credit by the reporting bank (including extensions of credit to               //////////////////
       related interests) equals or exceeeds the lesser of $500,000 or 5 percent              Number   //////////////////
       of total capital as defined for this purpose in agency regulations     | RCFD 6165 |       28   //////////////////
2.  Federal funds sold and securities purchased under agreements to resell with U.S. branches          //////////////////
    and agencies of FOREIGN BANKS(1) (included in Schedule RC, item 3) .............................   3405             0   2.
3.  Not applicable.                                                                                    //////////////////
4.  Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         //////////////////
    (include both retained servicing and purchased servicing):                                         //////////////////
    a. Mortgages serviced under a GNMA contract ....................................................   5500        21,335   4.a.
    b. Mortgages serviced under a FHLMC contract:                                                      //////////////////
       (1) Serviced with recourse to servicer ......................................................   5501         5,215   4.b.(1)
       (2) Serviced without recourse to servicer ...................................................   5502       863,923   4.b.(2)
    c. Mortgages serviced under a FNMA contract:                                                       //////////////////
       (1) Serviced under a regular option contract ................................................   5503         9,520   4.c.(1)
       (2) Serviced under a special option contract ................................................   5504     3,625,112   4.c.(2)
    d. Mortgages serviced under other servicing contracts ..........................................   5505     1,648,741   4.d.
5.  To be completed only by banks with $1 billion or more in total assets:                             //////////////////
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        //////////////////
    equal Schedule RC, item 9):                                                                        //////////////////
    a. U.S. addressees (domicile) ..................................................................   2103        42,573   5.a.
    b. Non-U.S. addressees (domicile) ..............................................................   2104             0   5.b.
6.  Intangible assets:                                                                                 //////////////////
    a. Mortgage servicing assets ...................................................................   3164        52,954   6.a.
       (1) ESTIMATED FAIR VALUE OF MORTGAGE SERVICING ASSETS ................ | RCFD A590 |   56,983   //////////////////   6.a.(1)
    b. Other identifiable intangible assets:                                                           //////////////////
       (1) Purchased credit card relationships .....................................................   5506             0   6.b.
       (2) All other identifiable intangible assets ................................................   5507         2,916   6.b.(2)
    c. Goodwill ....................................................................................   3163       227,781   6.c.
    d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) must equal Schedule RC, item 10) ........   2143       283,651   6.d.
    e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    //////////////////
       are otherwise qualifying for regulatory capital purposes ....................................   6442             0   6.e.
7.  Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                //////////////////
    redeem the debt ................................................................................   3295             0   7.
                                                                                                     ----------------------



----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  The Huntington National Bank                               Call Date:  6/30/97  ST-BK: 39-1610  FFIEC 031
Address:              P.O. Box 1558                                                                                  Page RC-18
City, State  Zip:     Columbus, OH  43216
FDIC Certificate No.: 06560

SCHEDULE RC-M--CONTINUED

                                                                                                     ------------------
                                                                        Dollar Amounts in Thousands        Bil Mil Thou
---------------------------------------------------------------------------------------------------  ------------------
8. a.  Other real estate owned:                                                                      //////////////////
       (1) Direct and indirect investments in real estate ventures ..............................    RCFD 5372        0  8.a.(1)
       (2) All other real estate owned:                                                              //////////////////
           (a) Construction and land development in domestic offices ............................    RCON 5508    5,417  8.a.(2)(a)
           (b) Farmland in domestic offices .....................................................    RCON 5509        0  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ............................    RCON 5510    2,932  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices ...............    RCON 5511      310  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ............................    RCON 5512    7,579  8.a.(2)(e)
           (f) In foreign offices ...............................................................    RCFN 5513        0  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2))  (must equal Schedule RC, item 7 ............    RCFD 2150   16,238  8.a.(3)
   b.  Investments in unconsolidated subsidiaries and associated companies:                          //////////////////
       (1) Direct and indirect investments in real estate ventures ..............................    RCFD 5374   11,034  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies.........    RCFD 5375        0  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8 .............    RCFD 2130   11,034  8.b.(3)
9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,              //////////////////
   item 23, "Perpetual preferred stock and related surplus"......................................    RCFD 3378        0  9.
10.Mutual fund and annuity sales in domestic offices during the quarter (include                     //////////////////
   proprietary, private label, and third party products): .......................................    //////////////////
   a. Money market funds ........................................................................    RCON 6641    6,620  10.a.
   b. Equity securities funds ...................................................................    RCON 8427   18,833  10.b
   c. Debt securities funds......................................................................    RCON 8428   10,329  10.c.
   d. Other mutual funds.........................................................................    RCON 8429    9,733  10.d.
   e. Annuities .................................................................................    RCON 8430   23,322  10.e.
   f. Sales of proprietary mutual funds and annuities (included in items 10.a through                //////////////////
      10.e above)................................................................................    RCON 8784       10  10.f.
11. NET UNAMORTIZED REALIZED DEFERRED GAINS (LOSSES) ON OFF-BALANCE SHEET DERIVATIVE                 //////////////////
    CONTRACTS INCLUDED IN ASSETS AND LIABILITIES REPORTED IN SCHEDULE RC ........................    RCFD A525      897  11.
12. AMOUNT OF ASSETS NETTED AGAINST NONDEPOSIT LIABILITIES AND DEPOSITS IN FOREIGN OFFICES           //////////////////
    (OTHER THAN INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS) ON.........    //////////////////
    THE BALANCE SHEET  (SCHEDULE RC) IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING                //////////////////
    PRINCIPLES (1) ..............................................................................    RCFD A526        0  12.
13. OUTSTANDING PRINCIPAL BALANCE OF LOANS OTHER THAN 1-4 FAMILY RESIDENTIAL MORTGAGE                //////////////////
    LOANS THAT ARE SERVICED FOR OTHERS (TO BE COMPLETED IF THIS BALANCE IS MORE THAN                 //////////////////
    $10 MILLION AND EXCEEDS TEN PERCENT OF TOTAL ASSETS) ........................................    RCFD A591        0  13.
                                                                                                    ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Memorandum                                                      Dollar Amounts in Thousands         RCFD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Reciprocal holdings of banking organizations' capital instruments                                  ///////////////////
   (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY) ...............................................     3836            N/A  M.1
-------------------------------------------------------------------------------------------------------------------------------

--------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK                               Call Date:   6/30/97  ST-BK:  39-1610  FFIEC 031
Address:              P.O. BOX 1558                                                                                     Page RC-19
City, State  Zip:     COLUMBUS, OH  43216
FDIC Certificate No.: 06560

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorancum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.


                                                                                                                      --------
                                                                                                                        C470
                                                           -------------------------------------------------------------------
                                                                (Column A)           (Column B)              (Column C)
                                                                 Past due           Past due 90              Nonaccrual
                                                              30 through 89         days or more
                                                              days and still         and still
                                                                 accruing            accruing
                                                           -------------------------------------------------------------------
                               Dollar Amounts in Thousands | RCFD  Bil Mil Thous | RCFD  Bil Mil Thou |  RCFD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:                            ///////////////////   //////////////////    ///////////////////
    a. To U.S. addressees (domicile) ....................    1245        105,001   1246        11,522    1247         24,140
    b. To non-U.S. addressees (domicile) ................    1248              0   1249             0    1250              0   1.b.
2.  Loans to depository institutions and acceptances         ///////////////////   //////////////////    ///////////////////
    of other banks:                                          ///////////////////   //////////////////    ///////////////////
    a. To U.S. banks and other U.S. depository               ///////////////////   //////////////////    ///////////////////
       institutions .....................................    5377              0   5378             0    5379              0   2.a.
    b. To foreign banks .................................    5380              0   5381             0    5382              0   2.b.
3.  Loans to finance agricultural production and             ///////////////////   //////////////////    ///////////////////
    other loans to farmers ..............................    1594          1,352   1597           404    1583            256   3.
4.  Commercial and industrial loans:                         ///////////////////   //////////////////    ///////////////////
    a. To U.S. addressees (domicile) ....................    1251         67,475   1252        10,748    1253         30,499   4.a.
    b. To non-U.S. addressees (domicile) ................    1254              0   1255             0    1256              0   4.b.
5.  Loans to individuals for household, family, and          ///////////////////   //////////////////    ///////////////////
    other personal expenditures:                             ///////////////////   //////////////////    ///////////////////
    a. Credit cards and related plans ...................    5383         10,063   5384         4,059    5385              0   5.a.
    b. Other (includes single payment, installment,          ///////////////////   //////////////////    ///////////////////
       and all student loans) ...........................    5386         54,551   5387         4,586    5388             97   5.b.
6.  Loans to foreign governments and official                ///////////////////   //////////////////    ///////////////////
    institutions ........................................    5389              0   5390             0    5391              0   6.
7.  All other loans .....................................    5459              0   5460             0    5461              0   7.
8.  Lease financing receivables:                             ///////////////////   //////////////////    ///////////////////
    a. Of U.S. addressees (domicile) ....................    1257         13,648   1258         1,697    1259            390   8.a.
    b. Of non-U.S. addressees (domicile) ................    1271              0   1272             0    1791              0   8.b.
9.  Debt securities and other assets (exclude other          ///////////////////   //////////////////    ///////////////////
    real estate owned and other repossessed assets) .....    3505              0   3506             0    3507              0   9.
                                                           -----------------------------------------------------------------



====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                         -------------------------------------------------------------------
10. Loans and leases reported in items 1                   RCFD  Bil Mil Thou     RCFD  Bil Mil Thou    RCFD  Bil Mil Thou
    through 8 above which are wholly or partially          //////////////////     //////////////////    ///////////////////
    guaranteed by the U.S. Government .................    5612         2,238     5613         3,004    5614          1,231   10.
    a. Guaranteed portion of loans and leases              //////////////////     //////////////////    ///////////////////
       included in item 10 above ......................    5615         2,102     5616         2,989    5617            675   10.a.
                                                         -------------------------------------------------------------------

Legal Title of Bank:    THE HUNTINGTON NATIONAL BANK                    Call Date:      6/30/97   ST-BK:  39-1610    FFIEC 031
Address:                P.O. BOX 1558                                                                                Page RC-20
City, State    Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:   06560

SCHEDULE RC-N--CONTINUED


                                                                                                               --------
                                                                                                                  C473  <-
                                                        ----------------------------------------------------------------
                                                             (Column A)          (Column B)          (Column C)
                                                              Past due          Past due 90          Nonaccrual
                                                           30 through 89        days or more
                                                           days and still         and still
Memoranda                                                     accruing            accruing
                                                        -----------------------------------------------------------------
                           Dollar Amounts in Thousands   RCFD  Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Restructured loans and leases included in            //////////////////  //////////////////  //////////////////
    Schedule RC-N, items 1 through 8, above (and not     //////////////////  //////////////////  //////////////////
    reported in Schedule RC-C, part I, Memorandum        //////////////////  //////////////////  //////////////////
    item 2)  ..........................................  1658             0  1659             0  1661             0  M.1.

2.  Loans to finance commercial real estate,             //////////////////  //////////////////  //////////////////
    construction, and land development activities        //////////////////  //////////////////  //////////////////
    (NOT SECURED BY REAL ESTATE) included in             //////////////////  //////////////////  //////////////////
    Schedule RC-N, items 4 and 7, above  ..............  6558             0  6559             0  6560             0  M.2.
                                                        ------------------------------------------------------------
3.  Loans secured by real estate in domestic offices     RCON  Bil Mil Thou  RCON  Bil Mil Thou  RCON  Bil Mil Thou
                                                         ------------------  ------------------  ------------------
    (included in Schedule RC-N, item 1, above) :         //////////////////  //////////////////  //////////////////
    a.  Construction and land development  ............  2759         6,205  2769         1,370  3492         2,276  M.3.a.
    b.  Secured by farmland  ..........................  3483             0  3494             0  3495             0  N.3.b.
    c.  Secured by 1-4 family residential properties:    //////////////////  //////////////////  //////////////////
        (1)  Revolving, open-end loans secured by        //////////////////  //////////////////  //////////////////
             1-4 family residential properties and       //////////////////  //////////////////  //////////////////
             extended under lines of credit  ..........  5398         7,646  5399         2,499  5400             0  M.3.c.(1)
        (2)  All other loans secured by 1-4 family       //////////////////  //////////////////  //////////////////
             residential properties  ..................  5401        59,154  5402         4,996  5403        12,466  M.3.c.(2)
    d.  Secured by multifamily (5 or more) residential   //////////////////  //////////////////  //////////////////
        properties  ...................................  3499             0  3500             0  3501             0  M. 3.d.
    e.  Secured by nonfarm nonresidential properties ..  3502        31,996  3503         2,657  3504         9,398  M.3.e.
                                                        -----------------------------------------------------------
                                                        -------------------------------------------
                                                             (Column A)          (Column B)
                                                              Past due          Past due 90
                                                         30 through 89 days     days or more
                                                        -------------------------------------------
                                                         RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
                                                        -------------------------------------------
4.  Interest rate, foreign exchange rate, and other      //////////////////  //////////////////
    commodity and equity contracts:                      //////////////////  //////////////////
    a.  Book value of amounts carried as assets  ......  3522             0  3528             0  M.4.a.
    b.  Replacement cost of contracts with a             //////////////////  //////////////////
        positive replacement cost  ....................  3529             0  3550             0  M.4.b.
                                                        -------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                C477     <-


BILL TELZEROW, MANAGER OF FINANCIAL REPORTING                                   (614) 480-4563
-----------------------------------------------------------------------------   ----------------------------------------------
Name and Title (TEXT 88901)                                                     Area code/phone number/extension (TEXT 8902)


Legal Title of Bank: THE HUNTINGTON NATIONAL BANK                           Call Date:  6/30/97  ST-BK:  39-1610  FFIEC  031
Address:             P.O. BOX 1558                                                                                  Page RC-21
City, State   Zip:   COLUMBUS, OH 43216
FDIC Certificate No.: 06560


SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                                ----
                                                                                                                C475
                                                                                                 -------------------
                                                                Dollar Amounts in Thousands      RCON  Bil  Mil Thou
---------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):                                                            /////////////////
   a. Actual amount of all unposted debits ....................................................   0030            0  1.a.
      OR                                                                                          /////////////////
   b. Separate amount of unposted debits:                                                         /////////////////
      (1) Actual amount  of unposted debits to demand deposits ................................   0031          N/A  1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits (1) ...................   0032          N/A  1.b.(2)
2. Unposted credits (see instructions):                                                           /////////////////
   a. Actual amount of all unposted credits:                                                      3510        2,040  2.a.
      OR                                                                                          /////////////////
   b. Separate amount  unposted credits:                                                          /////////////////
      (1) Actual amount of unposted credits to demand deposits ................................   3512          N/A  2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits (1) ..................   3514          N/A  2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       /////////////////
   deposits in domestic offices) ..............................................................   3520            0   3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto    /////////////////
   Rico and U.S. territories and possessions (not included in total deposits):                    /////////////////
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ................   2211        4,632  4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries ...............................   2351            0  4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries ....................   5514            0  4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              /////////////////
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ................   2229            0  5.a.
   b. Time and savings deposits (1) in insured branches (included in Schedule RC-E, Part II) ..   2383            0  5.b.
   c. Interest accrued and unpaid on deposits in insured branches                                 /////////////////
        (included in Schedule RC-G, item 1.b) .................................................   5515            0  5.c.
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       /////////////////
   behalf of its respondent depository institutions that are also reflected as deposit            /////////////////
   liabilities of the reporting bank:                                                             /////////////////
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,        /////////////////
      column B) ...............................................................................   2314            0  6.a.
   b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part I,       /////////////////
      item 4 or 5, column A or C, but not column B) ...........................................   2315            0  6.b.
7. Unamortized premiums and discounts on time and savings deposits: (1), (2)                      /////////////////
   a. Unamortized premiums ....................................................................   5516          199  7.a.
   b. Unamortized discounts ...................................................................   5517            0  7.b.
8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."                                                /////////////////
   a. DEPOSITS PURCHASED OR ACQUIRED FROM OTHER FDIC-INSURED INSTITUTIONS DURING THE QUARTER      /////////////////
      (EXCLUDE DEPOSITS PURCHASED OR ACQUIRED FROM FOREIGN OFFICES OTHER THAN INSURED BRANCHES    /////////////////
      IN PUERTO RICO AND U.S TERRITORIES AND POSSESSIONS):                                        /////////////////
      (1) TOTAL DEPOSITS PURCHASED OR ACQUIRED FROM FOREIGN FDIC-INSURED INSTITUTIONS DURING      /////////////////
          THE QUARTER .........................................................................   A531    5,656,581  8.a.(1)
      (2) AMOUNT OF PURCHASED OR ACQUIRED DEPOSITS REPORTED IN ITEM 8.A.(1) ABOVE ATTRIBUTABLE    /////////////////
          TO A SECONDARY FUND (I.E., BIF MEMBERS REPORT DEPOSITS ATTRIBUTABLE TO SAIF; SAIF       /////////////////
           MEMBERS REPORT DEPOSITS ATTRIBUTABLE TO BIF) .......................................   A531      705,608  8.a.(2)
   b. TOTAL DEPOSITS SOLD OR TRANSFERRED TO OTHER FDIC-INSURED INSTITUTIONS DURING THE QUARTER    /////////////////
      (EXCLUDE SALES OR TRANSFERS BY THE REPORTING BANK OF DEPOSITS IN FOREIGN OFFICES OTHER      /////////////////
      THAN INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS)...............   A533            0  8.b.

--------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

(2)  Exclude core deposit intangibles.

Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                     Call Date:      6/30/97  ST-BK:   39-1610   FFIEC 031
Address:               P.O. BOX 1558                                                                                Page RC-22
City, State Zip:       COLUMBUS, OH  43216
FDIC Certificate No.:  06560



SCHEDULE RC-O--CONTINUED

                                                                                                        -----------------------
                                                                            Dollar Amounts in Thousands | RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
 9.   Deposits in lifeline accounts ................................................................... 5596  ///////////////   9.
10.   Benefit-responsive "Depository Institution Investment Contracts" (included in total               /////////////////////
      deposits in domestic offices) ................................................................... 8432                0  10.
11.   ADJUSTMENTS TO DEMAND DEPOSITS IN DOMESTIC OFFICES AND IN INSURED BRANCHES IN PUERTO RICO         /////////////////////
      AND U.S. TERRITORIES AND POSSESSIONS REPORTED IN SCHEDULE RC-E FOR CERTAIN RECIPROCAL             /////////////////////
      DEMAND BALANCES:                                                                                  /////////////////////
      a.  AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE REDUCED IF THE REPORTING BANK'S RECIPROCAL           /////////////////////
          DEMAND BALANCES WITH THE DOMESTIC OFFICES OF U.S. BANKS AND SAVINGS ASSOCIATIONS              /////////////////////
          AND INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS THAT WERE            /////////////////////
          REPORTED ON A GROSS BASIS IN SCHEDULE RC-E HAD BEEN REPORTED ON A NET BASIS ................. 8785            5,490  11.a.
      b.  AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE INCREASED IF THE REPORTING BANK'S RECIPROCAL         /////////////////////
          DEMAND BALANCES WITH FOREIGN BANKS AND FOREIGN OFFICES OF OTHER U.S. BANKS (OTHER THAN        /////////////////////
          INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS) THAT WERE REPORTED      /////////////////////
          ON A NET BASIS IN SCHEDULE RC-E HAD BEEN REPORTED ON A GROSS BASIS .......................... A181                0  11.b.
      c.  AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE REDUCED IF CASH ITEMS IN PROCESS OF COLLECTION       /////////////////////
          WERE INCLUDED IN THE CALCULATION OF THE REPORTING BANK'S NET RECIPROCAL DEMAND BALANCES       /////////////////////
          WITH THE DOMESTIC OFFICES OF U.S. BANKS AND SAVINGS ASSOCIATIONS AND INSURED BRANCHES         /////////////////////
          IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS IN SCHEDULE RC-E ........................ A182                0  11.c.
 12.  AMOUNT OF ASSETS NETTED AGAINST DEPOSIT LIABILITIES IN DOMESTIC OFFICES AND IN INSURED            /////////////////////
      BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS ON THE BALANCE SHEET                 /////////////////////
      (SCHEDULE RC) IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (EXCLUDE AMOUNTS        /////////////////////
      RELATED TO RECIPROCAL DEMAND BALANCES):                                                           /////////////////////
      a.  AMOUNT OF ASSETS NETTED AGAINST DEMAND DEPOSITS ............................................. A527                0  12.a.
      b.  AMOUNT OF ASSETS NETTED AGAINST TIME AND SAVINGS DEPOSITS ................................... A528                0  12.b
                                                                                                        ---------------------

 Memoranda (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                                                            -----------------------
                                                                Dollar Amounts in Thousands |  RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and     //////////////////////
    1.b.(1) must equal Schedule RC, item 13.a):                                             //////////////////////
    a. Deposit accounts of $100,000 or less:                                                //////////////////////
       (1) Amount of deposit accounts of $100,000 or less ................................. 2702         9,892,555   M.1.a. (1)
       (2) Number of deposit accounts of $100,000 or less (TO                       Number  //////////////////////
           BE COMPLETED FOR THE JUNE REPORT ONLY) ............   RCON 3779        1,656,825 //////////////////////   M.1.a. (2)
    b. Deposit accounts of more than $100,000:                                              //////////////////////
       (1) Amount of deposit accounts of more than $100,000 ..............................  2710         4,294,464   M.1.b. (1)
                                                                                   Number   //////////////////////
                                                                                            //////////////////////
       (2) Number of deposit accounts of more than $100,000 ..    RCON 2722         13,253  //////////////////////   M.1.b. (2)
                                                                                            //////////////////////
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
        above by $100,000 and subtracting the  result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b. (1) above.

        Indicate in the appropriate box at the right whether your bank has a method or           YES               NO
        procedure for determining a better estimate of uninsured deposits than the          ___________________________
        estimate described above .........................................................  6861|     |   ///   |   X    M.2.a.
    b.  If the box marked YES has been checked, report the estimate of uninsured deposits   RCON   Bil    Mil     Thou
        determined by using your bank's method or procedure ..............................  5597                   N/A   M.2.b.
3.  HAS THE REPORTING INSTITUTION BEEN CONSOLIDATED WITH A PARENT BANK OR
    SAVINGS ASSOCIATION IN THAT PARENT BANK'S OR PARENT SAVINGS ASSOCIATION'S
    CALL REPORT OR THRIFT FINANCIAL REPORT?
    IF SO, REPORT THE LEGAL TITLE AND FDIC CERTIFICATE NUMBER OF THE PARENT BANK OR PARENT
    SAVINGS ASSOCIATION:

                                                                                                          FDIC Cert. No.
   -------------------------                                                                    -------------------------
   |  TEXT A5A5      | N/A                                                                      |RCON A545| N/A         | M.3.
   ----------------------------------------------------------------------------------------------------------------------




Legal Title of Bank:     THE HUNTINGTON NATIONAL BANK                           Call Date:    6/30/97    ST-BK:  39-1610  FFIEC 031
Address:                 P.O. BOX 1558                                                                                    PAGE RC-23
City, State  Zip:        COLUMBUS, OH  43216
FDIC Certification No.:  06560

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2.  BANKS WITH ASSETS OF LESS THAN $1 BILLION
MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

1.  TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED.  TO BE                                   -----
    COMPLETED ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.  Indicate in the                                 C480
    appropriate box at the right whether the bank has total capital greater than or                         ----------------
    equal to eight percent of adjusted total assets .........................................               YES          NO
                                                                                                ----------------------------
                                                                                                RCFD 6056         ///        1.
                                                                                                ----------------------------
      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
    NO has been checked, the bank must complete the remainder of this schedule.
      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


-------------------------------------------------------------------
   NOTE:  ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW.
          SEE OPTIONAL WORKSHEET FOR ITEMS 3.a THROUGH 3.f.
-------------------------------------------------------------------

                                                                                                        -----------------------
                                                                          Dollar Amounts in Thousands   | RCFD  Bil Mil Thou  |
-------------------------------------------------------------------------------------------------------------------------------
2.  PORTION OF QUALIFYING LIMITED-LIFE CAPITAL INSTRUMENTS (ORIGINAL WEIGHTED                           | //////////////////  |
    AVERAGE MATURITY OF AT LEAST FIVE YEARS) THAT IS INCLUDIBLE IN TIER 2 CAPITAL:                      | //////////////////  |
    a. SUBORDINATED DEBT(1) AND INTERMEDIATE TERM PREFERRED STOCK ..................................... | A515       449,424  | 2.a.
    b. OTHER LIMITED-LIFE CAPITAL INSTRUMENTS ......................................................... | A516             0  | 2.b.
3.  Amounts used in calculating regulatory capital ratios (report amounts                               | //////////////////  |
    determined by the bank for its own internal regulatory capital analyses                             | //////////////////  |
    consistent with applicable capital standards):                                                      | //////////////////  |
    a. Tier 1 capital ................................................................................. | 8274     1,372,637  | 3.a.
    b. Tier 2 capital ................................................................................. | 8275       658,323  | 3.b.
    c. Total risk-based capital ....................................................................... | 3792     2,030,960  | 3.c.
    d. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross                   | //////////////////  |
       risk-weighted assets) .......................................................................... | A222             0  | 3.d.
    e. Net risk-weighted assets (gross risk-weighted assets less excess allowance reported              | //////////////////  |
       in item 3.d above and all other deductions) .................................................... | A223     17,692,537 | 3.e.
    f. "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all            | /////////////////// |
       assets deducted from Tier 1 capital(2) ......................................................... | A224     20,987,023 | 3.f.
                                                                                                        -----------------------

                                                                                    -------------------------------------------
                                                                                    |   (Column A)       |    (Column B)      |
                                                                                    |     Assets         |  Credit Equiv-     |
                                                                                    |    Recorded        |   alent Amount     |
ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED                           |     on the         |  of Off-Balance    |
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND                                       |  Balance Sheet     |  Sheet Items(3)    |
BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.                                   -------------------------------------------
                                                                                    | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
4.  Assets and credit equivalent amounts of off-balance sheet items                 -------------------------------------------
    assigned to the Zero percent risk category:                                     | ////////////////// | ////////////////// |
    a. Assets recorded on the balance sheet ......................................  | 5163     1,073,071 | ////////////////// | 4.a.
    b. Credit equivalent amount of off-balance sheet items .......................  | ////////////////// | 3796             0 | 4.b.
                                                                                    -------------------------------------------

----------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  THE HUNTINGTON NATIONAL BANK                             Call Date:  6/30/97 ST-BK 39-1610  FFIEC 031
Address:              P.O. BOX 1558                                                                               Page RC-24
City, State  Zip:     COLUMBUS, OH 43216
FDIC Certificate No.: 06560

SCHEDULE RC-R--CONTINUED
                                                                               ---------------------------------------------
                                                                                   (Column A)               (Column B)
                                                                                     Assets                Credit Equiv-
                                                                                    Recorded               alent Amount
                                                                                      on the              of Off-Balance
                                                                                   Balance Sheet          Sheet Items (1)
                                                                                -----------------        ----------------
                                                 Dollar Amounts in Thousands    RCFD  Bil Mil Thou        RCFD Bil Mil Thou
-----------------------------------------------------------------------------  -------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items             //////////////////       /////////////////
   assigned to the 20 percent risk category:                                   //////////////////       /////////////////
   a. Assets recorded on the balance sheet...................................  5165    3,986,110        /////////////////    5.a.
   b. Credit equivalent amount of off-balance sheet items....................  //////////////////       3801        7,259    5.b.
6. Assets and credit equivalent amounts of off-balance sheet items             //////////////////       /////////////////
   assigned to the 50 percent risk category:                                   //////////////////       /////////////////
   a. Assets recorded on the balance sheet ..................................  3802    1,632,901        /////////////////    6.a.
   b. Credit equivalent amount of off-balance sheet items....................  //////////////////       3803       21,687    6.b.
7. Assets and credit equivalent amounts of off-balance sheet items             //////////////////       /////////////////
   assigned to the 100 percent risk category:                                  //////////////////       /////////////////
   a. Assets recorded on the balance sheet...................................  3804   14,597,394        /////////////////    7.a.
   b. Credit equivalent amount of off-balance sheet items....................  //////////////////       3805    1,699,036    7.b.
8. On-balance sheet asset values excluded from and deducted in                 //////////////////       //////////////////
   the calculation of the risk-based capital ratio(2) .......................  3806      (39,852)       //////////////////   8.
9. Total assets recorded on the balance sheet (sum of                          //////////////////       //////////////////
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,         //////////////////       //////////////////
   item 12 plus items 4.b and 4.c) ..........................................  3807   21,249,624        /////////////////    9.


Memoranda
                                                                      Dollar Amounts in Thousands       RCFD   Bil  Mil Thou
----------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the             ////////////////////
   risk-based capital standards ....................................................................    8764          19,189 M.1.

                                                        ------------------------------------------------------------------
                                                                  With a remaining maturity of
                                                        -----------------------------------------------------------------
                                                        (Column A)                (Column B)         (Column C)
                                                      One year or less           Over one year      Over five years
                                                                                through five years
2. Notional principal amounts of                      -------------------       ------------------  ----------------------
   off-balance sheet derivative contracts (3):        RCFD Tril Bil Mil Thou  RCFD Tril Bil Mil Thou RCFD Tril Bil Mil Thou
                                                      ---------------------------------------------------------------------
   a. Interest rate contracts......................   3809           992,960  8766       1,220,428 |8767           490,652  M.2.a.
   b. Foreign exchange contracts...................   3812            27,196  8769             766 |8770                 0  M.2.b.
   c. Gold contracts...............................   8771                 0  8772               0 |8773                 0  M.2.c.
   d. Other precious metals contracts..............   8774                 0  8775               0 |8776                 0  M.2.d.
   e. Other commodity contracts....................   8773                 0  8778               0 |8779                 0  M.2.e.
   f. Equity derivative contracts..................   A000                 0  A001               0 |A002                 0  M.2.f.

---------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                Call Date:   6/30/97  ST-BK:  39-1610  FFIEC 031
Address:               P.O. BOX 1558                                                                                      PageRC-25
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:  06560


              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                     at close of business on JUNE 30, 1997

THE HUNTINGTON NATIONAL BANK
-------------------------------------------------------------------------------
Legal Title of Bank

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement

COLUMBUS                                , OHIO
-------------------------------------------------------------------------------
City                                      State

both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

-------------------------------------------------------------------------------
No comment _  (RCON 6979)                                      C471  C472 <-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

PURSUANT TO AN AGREEMENT DATED JANUARY 15, 1997, THE FOLLOWING SIX AFFILIATED BANKS WERE MERGED, ON JUNE 30, 1997, INTO THE HUNTINGTON NATIONAL BANK: THE HUNTINGTON NATIONAL BANK OF FLORIDA; THE HUNTINGTON NATIONAL BANK OF INDIANA; HUNTINGTON NATIONAL BANK OF WEST VIRGINIA; HUNTINGTON BANKS OF MICHIGAN; THE HUNTINGTON TRUST COMPANY, NATIONAL ASSOCIATION; AND, THE HUNTINGTON TRUST COMPANY OF FLORIDA, NATIONAL ASSOCIATION. ACCORDINGLY, THIS CALL REPORT DISCLOSES THE RESULTS THERON.

----------------------------------------------------   ------------------------
Signature of Executive Officer of Bank                 Date of Signature


Legal Title of Bank:   THE HUNTINGTON NATIONAL BANK                                Call Date:   6/30/97  ST-BK:  39-1610  FFIEC 031
Address:               P.O. BOX 1558                                                                                      Page RC-26
City, State   Zip:     COLUMBUS, OH  43216
FDIC Certificate No.:  06560





                                             THIS PAGE IS TO BE COMPLETED BY ALL BANKS
------------------------------------------------------------------------------------------------------------------------------------
                NAME AND ADDRESS OF BANK                     |                  OMB No. For  OCC:  1557-0081
                                                             |                  OMB No. For FDIC:  3064-0052
                                                             |          OMB No.  For Federal Reserve:  7100-0036
                                                             |                   Expiration Date:   3/31/2000
                                                             |
                    PLACE LABEL HERE                         |                       SPECIAL REPORT
                                                             |             (Dollar Amounts in Thousands)
                                                             |
                                                             | ---------------------------------------------------------------------
                                                             |  CLOSE OF BUSINESS    | FDIC CERTIFICATE NUMBER  |            |
                                                             |  DATE                 |                          |    C-700   |  <-
                                                             |           6/30/97     |    06560                 |            |
------------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
------------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT OF CONDITION.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a).  (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)  SEE SECTIONS 215.2 AND
215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE
OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY.  EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL
SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               -----------------------------
a. Number of loans made to executive officers since the previous Call Report date ............ | RCFD 3561 |             34    a.
b. Total dollar amount of above loans (in thousands of dollars) .............................. | RCFD 3562 |         20,909    b.
c. Range of interest charged on above loans                           ------------------------------------------------------
   (example:  9 3/4% = 9.75) .......................................  | RCFD 7701 |   8.25 | % to |  RCFD 7702 |  14.90 | %   c.
                                                                      ------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------














------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                        | DATE (Month, Day, Year)
                                                                                                |
                                                                                                |
                                                                                                |
------------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                          | AREA CODE/PHONE NUMBER/EXTENSION
                                                                                                | (TEXT 8904)
BILL TELZEROW, MANAGER OF FINANCIAL REPORTING                                                   |       (614) 480-4563
                                                                                                |
------------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53  (6-95)


The Huntington National Bank                    Sheshunoff Info. Services Inc.
Columbus, OH                                    Prepared 7/30/97         Page 1



                    Financial Ratios, Quarter Ending 6/30/97

Annualized Interest Margin

  Interest Income (tax adjusted) / Average Assets ......................   7.79%
  Interest Expense /  Average Assets ...................................   3.70%
  Net Interest Margin (tax adjusted) / Average Assets ..................   4.09%
  Memo: Tax Adj. for Nondeductible Interest Expense / Avg Assets .......   0.00%

Return on Average Assets

  Net Income / Average Assets ..........................................   1.31%
  Income Before Extraordinary Items / Average Assets ...................   1.31%

Annualized Yields

  Total Loans and leases (tax adjusted) ................................   8.97%
  Securities (tax adjusted) ............................................   6.38%
  Federal Funds Sold ...................................................   7.96%
  Interest-bearing Balances with Depository Institutions ...............   7.93%

Annualized Rates Paid

  Interest-bearing transaction accounts ................................   1.61%
  Time deposits of $100,000 or more ....................................   4.86%
  Interest-bearing nontransaction accounts
       (excluding time deposits of $100,000 or more) ...................   4.46%
  All Interest-bearing Deposits ........................................   4.19%
  Federal Funds Purchased ..............................................   5.90%

Reserves

  Allowance for Loan and Lease Losses / Total Loans and Leases .........   1.41%
  Provision for Loan and Lease Losses (YTD) / Avg Loans & Leases .......   0.29%
  Net Charge-offs (YTD) / Average Loans and Leases .....................   0.25%

Nonperforming and Restructured Loans and Leases

  As a percent of Gross Loans and Leases:
    Loans and Leases past due 30 - 89 days .............................   1.68%
    Loans and Leases past due 90 days or more ..........................   0.20%
    Nonaccrual Loans and Leases ........................................   0.37%
    Total, excluding past due 30 - 89 days .............................   0.57%
    Memo:  Loans and Leases Restructured
       and in compliance with modified terms ...........................   0.01%

Liquidity, Asset / Liability Management

  One-day to 12-month Cumulative Gap / Total Assets ....................   9.02%
  Fair value of HTM securities - amortized cost / amortized cost .......   1.02%
  As a percent of Total Deposits:
    Time Deposits of $100,000 or more ..................................   9.85%
    All NOWs, MMDAs and time deposits of less than $100,000 ............  52.94%
    Total Brokered Deposits ............................................   3.10%

*  Report of Income item for entire year,
   divided by year-to-date average entered separately from Call Report

The Huntington National Bank                      Sheshunoff Info. Services Inc.
Columbus, OH                                      Prepared 7/30/97       Page 2

            Bank's Status under Prompt Corrective Action Guidelines
                             Quarter Ending 6/30/97

     The "Prompt Corrective Action" provision of the FDIC Improvement Act of 1991 provided a foundation for supervisory actions based on the capital levels of institutions. Five capital categories were established. Under the rules, an institution becomes subject to certain mandatory provisions on the basis of its capital category without agency action, and the final rules deem an institution to be aware of its capital category as of the date that the Call Report is required to be filed.

     The following analysis has been provided to help your institution identify its capital category based on Call Report information. Please be aware that these ratios are provided as an indication of your category from the Call Report data only, and other factors may affect your final capital category. For example, the results of your institution's examination are also used by the agencies in establishing a capital category. Additionally, the regulatory agencies may reclassify an institution's capital category using other information available to the agency, such as public announcements by the institution and other reports filed under banking or securities laws.

Risk-Based Capital Ratio......................................  11.48%
Tier 1 Capital / Net Risk-weighted Assets.....................   7.76%
Leverage Ratio................................................   6.54%
Tangible Equity Ratio.........................................   6.54%

Based solely upon the preceding ratios, this institution would be assigned to the Well Capitalized category.